SEC. File Nos. 2-47749
                                                                  811-2333

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                             Registration Statement
                                    Under
                            the Securities Act of 1933
                         Post-Effective Amendment No.  45
                                     and
                              Registration Statement
                                    Under
                       The Investment Company Act of 1940
                            Amendment No.  28


                            NEW PERSPECTIVE FUND, INC.
                 (Exact Name of Registrant as specified in charter)
                             333 South Hope Street
                         Los Angeles, California 90071
                     (Address of principal executive offices)

                 Registrant's telephone number, including area code:
                                (213) 486-9200


                                Vincent P. Corti
                   Capital Research and Management Company
                             333 South Hope Street
                        Los Angeles, California 90071
                    (name and address of agent for service)


                                   Copies to:
                         MICHAEL  J. FAIRCLOUGH, ESQ.
                               O'Melveny & Myers
                             400 South Hope Street
                         Los Angeles, California  90071
                           (Counsel for the Registrant)

            The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933.
           On November 16, 1995, it filed its 24f-2 notice for fiscal 1995.
                    Approximate date of proposed public offering:
 It is proposed that this filing become effective on December 1, 1995, pursuant to paragraph (b) of rule 485.

                            NEW PERSPECTIVE FUND, INC.
                               CROSS REFERENCE SHEET

ITEM NUMBER OF PART "A" OF FORM N-1A              CAPTIONS IN PROSPECTUS (PART "A")



1.    Cover Page                                  Cover Page

2.    Synopsis                                    Summary of Expenses

3.    Condensed Financial Information             Financial Highlights, Investment Results

4.    General Description of Registrant           Investment Objective and Policies; Certain Securities and
                                                  Investment Techniques; Multiple Portfolio Counselor System;
                                                  Fund Organization and Management

5.    Management of the Fund                      Fund Organization and Management; Certain Securities and
                                                  Investment Techniques; Multiple Portfolio Counselor System

6.    Capital Stock and Other Securities          Investment Objective and Policies; Certain Securities and Investment
                                                  Techniques; Fund Organization and Management; Dividends,
                                                  Distributions and Taxes

7.    Purchase of Securities Being Offered        Purchasing Shares; Fund Organization and Management

8.    Redemption or Repurchase                    Redeeming Shares

9.    Legal Proceedings                           N/A



ITEM NUMBER OF PART "B" OF FORM N-1A              CAPTIONS IN STATEMENT OF ADDITIONAL
                                                  INFORMATION (PART "B")



10.   Cover Page                                 Cover Page

11.   Table of Contents                          Table of Contents

12.   General Information and History            Fund Organization and Management (Part "A")

13.   Investment Objectives and Policies         Investment Policies; Description of Certain Securities; Investment
                                                 Restrictions

14.   Management of the Registrant               Fund Directors and Officers; Management

15.   Control Persons and Principal Holder of Securities    Fund Directors and Officers

16.   Investment Advisory and Other Services      Management

17.   Brokerage Allocation and Other Practices    Execution of Portfolio Transactions

18.   Capital Stock and Other Securities          Part "A"

19.   Purchase, Redemption and Pricing of         Purchase of Shares; Shareholder Account Services and Privileges; Redemption
Securities Being  Offered                         of Shares

20.   Tax Status                                  Dividends, Distributions and Federal Taxes

21.   Underwriter                                 Management -- Principal Underwriter

22.   Calculation of Performance Data             Investment Results

23.   Financial Statements                        Financial Statements



ITEM IN PART "C"



24.   Financial Statements and Exhibits

25.   Persons Controlled by or Under Common Control with Registrant

26.   Number of Holders of Securities

27.   Indemnification

28.   Business and Other Connections of Investment Adviser

29.   Principal Underwriters

30.   Location of Accounts and Records

31.   Management Services

32.   Undertakings

      Signature Page



Prospectus

NEW
PERSPECTIVE
FUND(R)

AN OPPORTUNITY FOR LONG-TERM
GROWTH OF CAPITAL PRIMARILY
THROUGH INVESTMENTS IN STOCKS
OF COMPANIES BASED AROUND
THE WORLD

[LOGO OF THE AMERICAN FUNDS GROUP(R)]

   December 1, 1995


                          NEW PERSPECTIVE FUND, INC.

                             333 South Hope Street
                         Los Angeles, California 90071


The primary investment objective of the fund is long-term growth of capital. Future income is a secondary objective. In seeking to meet these investment objectives, the fund normally invests on a global basis in a diversified portfolio consisting primarily of common stocks.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.


You may obtain the statement of additional information for the fund dated December 1, 1995, which contains the fund's financial statements, without charge by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   07-010-1295

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            SUMMARY
        OF EXPENSES

     Average annual
 expenses paid over
   a 10-year period
           would be
  approximately $15
 per year, assuming
           a $1,000
   investment and a
   5% annual return
     with a maximum
      sales charge.


             TABLE OF CONTENTS

Summary of Expenses.....................     2
Financial Highlights....................     3
Investment Objectives and Policies......     3
Investing Around the World..............     4
Multiple Portfolio Counselor System.....     5
Investment Results......................     6
Dividends, Distributions and Taxes......     6
Fund Organization and Management........     7
The American Funds
 Shareholder Guide...................... 11-19
 Purchasing Shares......................    11
 Reducing Your Sales Charge.............    14
 Shareholder Services...................    15
 Redeeming Shares.......................    17
 Retirement Plans.......................    19

          IMPORTANT PHONE NUMBERS

Shareholder Services:  800/421-0180 ext. 1

Dealer Services:       800/421-9900 ext. 11

American FundsLine(R): 800/325-3590
                       (24-hour information)


This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
 (as a percentage of offering price)..............................   5.75%/1/

The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)

Management fees...................................................   0.44%
12b-1 expenses....................................................   0.21%/3/
Other expenses (including audit, legal, shareholder
 services, transfer agent and custodian expenses).................   0.18%
Total fund operating expenses.....................................   0.83%

EXAMPLE                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                               ------ ------- ------- --------
You would pay the following
cumulative expenses on a $1,000
investment, assuming                    $65     $82    $101     $154
a 5% annual return./4/

/1/ Sales charges are reduced for certain large purchases. (See "The American
    Funds Shareholder Guide: Purchasing Shares--Sales Charges.")

/2/ Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares--Contingent Deferred Sales Charge.")
/3/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/4/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

2

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          FINANCIAL    The following information has been audited by Price
         HIGHLIGHTS    Waterhouse LLP, independent accountants, whose
       (For a share    unqualified report covering each of the most recent
        outstanding    five years is included in the statement of additional
     throughout the    information. This information should be read in
       fiscal year)    conjunction with the financial statements and
                       accompanying notes which are also included in the statement of additional information.

                                                            YEAR ENDED SEPTEMBER 30
                             --------------------------------------------------------------------------------
                              1995    1994    1993    1992    1991    1990     1989    1988     1987    1986
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
Net Asset Value, begin-
 ning of year.............   $15.40  $14.21  $12.25  $11.77  $10.16  $11.96   $10.25  $13.73   $10.58  $ 8.48
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
   Net Investment Income..      .31     .22     .17     .21     .29     .27      .29     .26      .24     .24
   Net realized and
    unrealized gain (loss)
    on investments........     2.35    1.54    2.04     .71    2.05    (.77)    2.37   (2.35)    4.38    2.75
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
    Total income (loss)
     from Investment Oper-
     ations...............     2.66    1.76    2.21     .92    2.34    (.50)    2.66   (2.09)    4.62    2.99
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
LESS DISTRIBUTIONS
   Dividends from net in-
    vestment income.......    (.237)  (.173)  (.178)   (.24)   (.30)   (.29)    (.32)   (.25)    (.22)   (.21)
   Dividends from net
    realized non-U.S.
    currency gains/1/.....    (.003)  (.027)  (.022)     --      --      --       --      --       --      --
   Distributions from net
    realized gains........    (.840)  (.370)  (.050)   (.20)   (.43)  (1.01)    (.63)  (1.14)   (1.25)   (.68)
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
    Total Distributions...   ($1.08)  ($.57)  ($.25)  ($.44)  ($.73) ($1.30)   ($.95) ($1.39)  ($1.47)  ($.89)
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
Net Asset Value, end of
 year.....................   $16.98  $15.40  $14.21  $12.25  $11.77  $10.16   $11.96  $10.25   $13.73  $10.58
                             ======  ======  ======  ======  ======  ======   ======  ======   ======  ======
Total Return/2/...........    18.63%  12.61%  18.34%   8.04%  23.86%  (4.88)%  27.99% (14.25)%  49.71%  38.82%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year
    (in millions).........   $8,817  $6,279  $4,417  $3,082  $2,213  $1,421   $1,230    $972   $1,242    $869
   Ratios of expenses to
    average net assets....      .83%    .84%    .87%    .85%    .86%    .82%     .76%    .69%     .64%    .66%
   Ratio of net income to
    average net assets....     2.12%   1.48%   1.40%   1.82%   2.80%   2.55%    2.69%   2.47%    2.06%   2.40%
   Portfolio turnover
    rate..................    22.40%  25.33%  15.02%   6.43%   8.16%  14.04%   29.21%  20.58%   17.29%  16.99%

 -------------
/1/ Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
/2/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

         INVESTMENT    The fund's primary investment objective is long-term
         OBJECTIVES    growth of capital. Future income is a secondary
       AND POLICIES    objective.

   The fund invests    The fund's assets are invested on a global basis to
  globally and aims    take advantage of investment opportunities generated by
  primarily to make    changes in international trade patterns and economic
  your capital grow    and political relationships. International investing
         over time.    presents risks and opportunities which you should
                       consider. (See "Investing Around the World.") The fund's success depends largely upon the ability of its investment adviser, Capital Research and Management
                       Company, to foresee and respond to rapid, complex, and often subtle changes in these patterns and relationships. Capital Research and Management company closely follows companies, industries, governments, and securities and currency exchange markets worldwide.

                       The fund normally invests in a diversified portfolio consisting primarily of common stocks. Assets may also be invested in securities convertible into common stocks and straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or

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                       Moody's Investors Service, Inc. or determined to be of
                       equivalent quality by Capital Research and Management Company). The fund may also hold cash or cash equivalents, government securities, or nonconvertible preferred stocks. These securities may be issued by U.S. or non-U.S. entities and may be denominated in U.S. dollars or other currencies. (See the statement of additional information for a description of cash equivalents.)

                       The fund's investment restrictions (which are described in the statement of additional information) and objectives cannot be changed without shareholder approval. All other investment practices may be changed by the board of directors.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH GLOBAL INVESTING DESCRIBED HEREIN.

          INVESTING    OPPORTUNITIES, RISKS AND COSTS The fund's assets are
         AROUND THE    invested globally which, in the opinion of Capital
              WORLD    Research and Management Company, enhances the fund's
                       ability to meet its primary objective--long-term growth
   Global investing    of capital.
  involves expanded
     opportunities,    Of course, investing globally involves special risks,
  special risks and    particularly in certain developing countries, caused
   increased costs.    by, among other things: fluctuating currency values;
                       less stringent accounting, auditing, and financial reporting regulations and practices in some countries;
                       changing local and regional economic, political, and social conditions; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

                       However, in the opinion of Capital Research and Management Company, global investing also can reduce certain portfolio market risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS In connection with its non-U.S. investments, the fund has the ability to hold currencies other than the U.S. dollar and to enter into forward currency contracts to facilitate settlements and to protect against changes in exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses involved, the fund will not generally attempt to protect against all potential changes in exchange rates.

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           MULTIPLE    The basic investment philosophy of Capital Research and
          PORTFOLIO    Management Company is to seek fundamental values at
          COUNSELOR    reasonable prices, using a system of multiple portfolio
             SYSTEM    counselors in managing mutual fund assets. Under this
                       system the portfolio of the fund is divided into seg-
   Capital Research    ments which are managed by individual counselors. Each
     and Management    counselor decides how his segment will be invested
       Company, the    (within the limits provided by the fund's objectives
  fund's investment    and policies and by Capital Research and Management
    adviser, uses a    Company's investment committee). In addition, Capital
 system of multiple    Research and Management Company's research profession-
          portfolio    als make investment decisions with respect to a portion
      counselors to    of the fund's portfolio. The primary individual portfo-
        manage fund    lio counselors for the fund are listed below.
            assets.

--------------------------------------------------------------------------------------------------------
                                                                                  YEARS OF EXPERIENCE
                                                                              AS INVESTMENT PROFESSIONAL
                                                YEARS OF EXPERIENCE AS               (APPROXIMATE)
PORTFOLIO COUNSELORS                             PORTFOLIO COUNSELOR
       FOR                                         (AND RESEARCH              WITH CAPITAL
  NEW PERSPECTIVE          PRIMARY TITLE(S)        PROFESSIONAL, IF           RESEARCH AND
     FUND, INC.                                    APPLICABLE) FOR             MANAGEMENT
                                                   NEW PERSPECTIVE             COMPANY OR        TOTAL
                                                      FUND, INC.             ITS AFFILIATES      YEARS
--------------------------------------------------------------------------------------------------------
Mark E. Denning        Senior Vice President,   3 years (in addition            13 years        13 years
                       Capital Research         to 4 years as a research
                       Company*                 professional prior to
                                                becoming a portfolio
                                                counselor for the fund)
--------------------------------------------------------------------------------------------------------
William R. Grimsley    Senior Vice President    Since the fund began            26 years        33 years
                       of the fund.             operations
                       Senior Vice President
                       and Director, Capital
                       Research and
                       Management Company
--------------------------------------------------------------------------------------------------------
Gregg E. Ireland       Vice President of the    3 years (in addition            23 years        23 years
                       fund. Vice President,    to 7 years as a research
                       Capital Research and     professional prior to
                       Management Company       becoming a portfolio
                                                counselor for the fund)
--------------------------------------------------------------------------------------------------------
William C. Newton      Senior Partner, The      Since the fund began            36 years        43 years
                       Capital Group Partners   operations
                       L.P.*
--------------------------------------------------------------------------------------------------------
Thierry Vandeventer    Senior Vice President    17 years (in addition to        32 years        32 years
                       of the fund. Chairman    5 years as a research
                       of the Board and Chief   professional prior to
                       Executive Officer,       becoming a portfolio
                       Capital Research         counselor for the fund)
                       Company*
--------------------------------------------------------------------------------------------------------
The fund began operations on March 13, 1973.
* Company affiliated with Capital Research and Management Company.
--------------------------------------------------------------------------------------------------------

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         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a to-
   averaged a total    tal return, yield and/or distribution rate basis for
 return of 14.44% a    various periods, with or without sales charges. Results
 year (assuming the    calculated without a sales charge will be higher. Total
      maximum sales    returns assume the reinvestment of all dividends and
   charge was paid)    capital gain distributions. The fund's distribution
  over its lifetime    rate is calculated by dividing the dividends paid by
    (March 13, 1973    the fund over the last 12 months by the sum of the
            through    month-end price and the capital gains paid over the
      September 30,    last 12 months. The SEC yield reflects income earned by
             1995).    the fund, while the distribution rate reflects divi-
                       dends paid by the fund. Among the elements used to cal-culate the SEC yield are the dividend and interest in-come earned and expenses paid by the fund, whereas the income paid to shareholders is used to calculate the distribution rate.

                       The fund's total return over the past 12 months and average annual total returns over the past five-year and ten-year periods as of September 30, 1995, were 11.81%, 14.80% and 15.77%, respectively. These results were calculated in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in June and December. Capital gains, if any, are
          AND TAXES    usually distributed in December. When a dividend or
                       capital gain is distributed, the net asset value per
             Income    share is reduced by the amount of the payment.
  distributions are
    usually made in    FEDERAL TAXES The fund intends to operate as a
 June and December.    "regulated investment company" under the Internal
                       Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

                       All dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

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                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER
                       IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTIFIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO THEIR RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS AND/OR REDEMPTIONS (INCLUDING EXCHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

                       The fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S. generally at rates from 10% to 40%, which would reduce the fund's investment income.

                       This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
                AND    organized as a Maryland corporation in 1972. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid
     American Funds    certain fees for services rendered to the fund as
    Group, which is    described in the statement of additional information.
  managed by one of    They may elect to defer all or a portion of these fees
    the largest and    through a deferred compensation plan in effect for the
   most experienced    fund. Shareholders have one vote per share owned and,
         investment    at the request of the holders of at least 10% of the
          advisers.    shares, the fund will hold a meeting at which any
                       member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of directors is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. (See "The American Funds Shareholder Guide: Purchasing Shares--

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                       Investment Minimums and Fund Numbers" for a listing of
                       funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.60% on the first $500 million of the fund's net assets, 0.50% on net assets in excess of $500 million but not exceeding $1 billion, 0.46% on net assets in excess of $1 billion but not exceeding $1.5 billion, 0.43% on net assets in excess of $1.5 billion but not exceeding $2.5 billion, 0.41% on net assets in excess of $2.5 billion but not exceeding $4 billion, 0.40% on net assets in excess of $4 billion but not exceeding $6.5 billion, and 0.395% on net assets in excess of $6.5 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

-------------------------------------------------------------------------------

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). See "The American Funds Shareholder Guide: Purchasing Shares--Sales Charges" below.

                       TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $7,497,000 for the fiscal year ended September 30, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

--------------------------------------------------------------------------------

         AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

SERVICE             ADDRESS                   AREAS SERVED
  AREA
--------------------------------------------------------------------
WEST      P.O. Box 2205                  AK, AZ, CA, HI, ID,
          Brea, CA 92622-2205            MT, NV, OR, UT, WA
          Fax: 714/671-7080              and outside the U.S.
--------------------------------------------------------------------
CENTRAL-  P.O. Box 659522                AR, CO, IA, KS, LA,
WEST      San Antonio, TX 78265-9522     MN, MO, ND, NE, NM,
          Fax: 210/530-4050              OK, SD, TX, and WY
--------------------------------------------------------------------
CENTRAL-  P.O. Box 6007                  AL, IL, IN, KY, MI,
EAST      Indianapolis, IN 46206-6007    MS, OH, TN and WI
          Fax: 317/735-6620
--------------------------------------------------------------------
EAST      P.O. Box 2280                  CT, DE, FL, GA, MA,
          Norfolk, VA 23501-2280         MD, ME, NC, NH,
          Fax: 804/670-4773              NJ, NY, PA, RI, SC, VA,
                                         VT, WV and Washington, D.C.
--------------------------------------------------------------------
 ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE
 COMPANY AT 800/421-0180 FOR SERVICE.
--------------------------------------------------------------------

                       [MAP OF UNITED STATES]

--------------------------------------------------------------------
West (light grey); Central-West (white); Central-East (dark grey);
East (red)

                      THE AMERICAN FUNDS SHAREHOLDER GUIDE


                      ---------------------------------------------------------
  PURCHASING SHARES    METHOD       INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                      ---------------------------------------------------------

                      ---------------------------------------------------------
    Your investment                 See "Investment      $50 minimum (except
    dealer can help                 Minimums and Fund    where a lower
 you establish your                 Numbers" for         minimum is noted
  account--and help                 initial              under "Investment
      you add to it                 investment           Minimums and Fund
 whenever you like.                 minimums.            Numbers").
                      ---------------------------------------------------------
                       By           Visit any            Mail directly to
                       contacting   investment dealer    your investment
                       your         who is registered    dealer's address
                       investment   in the state         printed on your
                       dealer       where the            account statement.
                                    purchase is made
                                    and who has a
                                    sales agreement
                                    with American
                                    Funds
                                    Distributors.
                      ---------------------------------------------------------
                       By mail      Make your check      Fill out the account
                                    payable to the       additions form at the
                                    fund and mail to     bottom of a recent
                                    the address          account statement,
                                    indicated on the     make your check
                                    account              payable to the fund,
                                    application.         write your account
                                    Please indicate      number on your check,
                                    an investment        and mail the check
                                    dealer on the        and form in the
                                    account              envelope provided
                                    application.         with your account
                                                         statement.
                      ---------------------------------------------------------
                       By wire      Call 800/421-0180    Your bank should wire
                                    to obtain your       your additional
                                    account              investments in the
                                    number(s), if        same manner as
                                    necessary. Please    described under
                                    indicate an          "Initial Investment."
                                    investment dealer
                                    on the account.
                                    Instruct your
                                    bank to wire
                                    funds to:

                                    Wells Fargo Bank
                                    155 Fifth Street
                                    Sixth Floor
                                    San Francisco,
                                    CA 94106
                                    (ABA #121000248)

                                    For credit to the
                                    account of:
                                    American Funds
                                    Service Company
                                    a/c #4600-076178
                                    (fund name) (your
                                    fund acct. no.)
                      ---------------------------------------------------------
                      THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.


                      SHARE PRICE Shares are purchased at the offering price next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

-------------------------------------------------------------------------------

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAIL-ABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                                                      MINIMUM
                                                      INITIAL   FUND
FUND                                                INVESTMENT NUMBER
----                                                ---------- ------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund(R)......................................     $1,000     02
American Balanced Fund(R)..........................        500     11
American Mutual Fund(R)............................        250     03
Capital Income Builder(R)..........................      1,000     12
Capital World Growth and Income Fund(SM)...........      1,000     33
EuroPacific Growth Fund(R).........................        250     16
Fundamental Investors(SM)..........................        250     10
The Growth Fund of America(R)......................      1,000     05
The Income Fund of America(R)......................      1,000     06
The Investment Company of America(R)...............        250     04
The New Economy Fund(R)............................      1,000     14
New Perspective Fund(R)............................        250     07
SMALLCAP World Fund(SM)............................      1,000     35
Washington Mutual Investors Fund(SM)...............        250     01

                                                      MINIMUM
                                                      INITIAL    FUND
FUND                                                 INVESTMENT NUMBER
----                                                 ---------- ------
BOND FUNDS
American High-Income Municipal Bond Fund(SM).......     $1,000     40
American High-Income Trust(R)......................      1,000     21
The Bond Fund of America(SM).......................      1,000     08
Capital World Bond Fund(R).........................      1,000     31
Intermediate Bond Fund of America(R)...............      1,000     23
Limited Term Tax-Exempt Bond Fund of America(SM)...      1,000     43
The Tax-Exempt Bond Fund of America(SM)............      1,000     19
The Tax-Exempt Fund of California(R)*..............      1,000     20
The Tax-Exempt Fund of Maryland(R)*................      1,000     24
The Tax-Exempt Fund of Virginia(R)*................      1,000     25
U.S. Government Securities Fund(SM)................      1,000     22

MONEY MARKET FUNDS
The Cash Management Trust of America(R)............      2,500     09
The Tax-Exempt Money Fund of America(SM)...........      2,500     39
The U.S. Treasury Money Fund of America(SM)........      2,500     49

 --------
*Available only in certain states.


                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Mini-mums are reduced to $50 for purchases through "Auto-matic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional in-vestments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

-------------------------------------------------------------------------------

                                                            DEALER
                                       SALES CHARGE AS    CONCESSION
                                     PERCENTAGE OF THE:  AS PERCENTAGE
                                     ------------------     OF THE
AMOUNT OF PURCHASE                   NET AMOUNT OFFERING   OFFERING
AT THE OFFERING PRICE                 INVESTED   PRICE       PRICE
---------------------               ---------- -------- -------------
STOCK AND STOCK/BOND FUNDS
Less than $50,000....................    6.10%     5.75%       5.00%
$50,000 but less than $100,000.......    4.71      4.50        3.75

BOND FUNDS
Less than $25,000....................    4.99      4.75        4.00
$25,000 but less than $50,000........    4.71      4.50        3.75
$50,000 but less than $100,000.......    4.17      4.00        3.25

STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000......    3.63      3.50        2.75
$250,000 but less than $500,000......    2.56      2.50        2.00
$500,000 but less than $1,000,000....    2.04      2.00        1.60
$1,000,000 or more...................    none      none     (see below)


                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

                       Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within one year of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to

-------------------------------------------------------------------------------

                       compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for

-------------------------------------------------------------------------------

                       other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

-------------------------------------------------------------------------------

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans will be confirmed at least quarterly.

-------------------------------------------------------------------------------

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.
                       Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"),
                       personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.
                       --------------------------------------------------------
          REDEEMING     By writing to  Send a letter of instruction
             SHARES     American       specifying the name of the fund, the
                        Funds Service  number of shares or dollar amount to
 You may take money     Company (at    be sold, your name and account
        out of your     the            number. You should also enclose any
   account whenever     appropriate    share certificates you wish to
        you please.     address        redeem. For redemptions over $50,000
                        indicated      and for certain redemptions of
                        under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       --------------------------------------------------------
                        By contacting  If you redeem shares through your
                        your           investment dealer, you may be charged
                        investment     for this service. SHARES HELD FOR YOU
                        dealer         IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.
                       --------------------------------------------------------
                        You may have   You may use this option, provided the
                        a redemption   account is registered in the name of
                        check sent to  an individual(s), a UGMA/UTMA
                        you by using   custodian, or a non-retirement plan
                        American       trust. These redemptions may not
                        FundsLine(R)   exceed $10,000 per day, per fund
                        or by          account and the check must be made
                        telephoning,   payable to the shareholder(s) of
                        faxing, or     record and be sent to the address of
                        telegraphing   record provided the address has been
                        American       used with the account for at least 10
                        Funds Service  days. See "Transfer Agent" and
                        Company        "Exchange Privilege" above for the
                        (subject to    appropriate telephone or fax number.
                        the
                        conditions
                        noted in this
                        section and
                        in "Telephone
                        Redemptions
                        and
                        Exchanges"
                        below)
                       --------------------------------------------------------
                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)
                       --------------------------------------------------------
                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your

-------------------------------------------------------------------------------

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

         RETIREMENT    You may invest in the funds through various retirement
              PLANS    plans including the following plans for which Capital
                       Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

Prospectus
for Eligible Retirement Plans

NEW
PERSPECTIVE
FUND(R)

AN OPPORTUNITY FOR LONG-TEM GROWTH OF
CAPITAL PRIMARILY THROUGH INVESTMENTS IN
STOCKS OF COMPANIES BASED AROUND THE WORLD

   December 1, 1995

[LOGO OF THE AMERICAN FUNDS GROUP(R)]


                          NEW PERSPECTIVE FUND, INC.

                             333 South Hope Street
                         Los Angeles, California 90071

The primary investment objective of the fund is long-term growth of capital. Future income is a secondary objective. In seeking to meet these investment objectives, the fund normally invests on a global basis in a diversified portfolio consisting primarily of common stocks.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund dated December 1, 1995, which contains the fund's financial statements, without charge by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   RP 07-010-1295

-------------------------------------------------------------------------------

               SUMMARY OF
                 EXPENSES

  Average annual expenses
      paid over a 10-year
          period would be
    approximately $10 per
  year, assuming a $1,000
      investment and a 5%
    annual return with no
            sales charge.






       TABLE OF CONTENTS

Summary of Expenses.........    2
Financial Highlights........    3
Investment Objectives and
 Policies...................    3
Investing Around the World..    4
Multiple Portfolio
 Counselor System...........    5
Investment Results..........    6
Dividends, Distributions
 and Taxes..................    6
Fund Organization and
 Management.................    7
Purchasing Shares...........    9
Shareholder Services........   10
Redeeming Shares............   10


This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees........................................................ 0.44%
12b-1 expenses......................................................... 0.21%/2/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)................................ 0.18%
Total fund operating expenses.......................................... 0.83%

EXAMPLE                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                   ------   -------   -------   --------
You would pay the following cumulative
expenses on a $1,000 investment,
assuming a 5% annual return./3/             $8        $26       $46      $103


/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")
/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

          FINANCIAL    The following information has been audited by Price
         HIGHLIGHTS    Waterhouse LLP, independent accountants, whose
                       unqualified report covering each of the most recent
       (For a share    five years is included in the statement of additional
        outstanding    information. This information should be read in
     throughout the    conjunction with the financial statements and
       fiscal year)    accompanying notes which are also included in the
                       statement of additional information.


                                                          YEAR ENDED SEPTEMBER 30
                             --------------------------------------------------------------------------------
                              1995    1994    1993    1992    1991    1990     1989    1988     1987    1986
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
  Net Asset Value, begin-
   ning of year...........   $15.40  $14.21  $12.25  $11.77  $10.16  $11.96   $10.25  $13.73   $10.58  $ 8.48
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
  INCOME FROM INVESTMENT
   OPERATIONS
   Net Investment Income..      .31     .22     .17     .21     .29     .27      .29     .26      .24     .24
   Net realized and
    unrealized gain (loss)
    on investments........     2.35    1.54    2.04     .71    2.05    (.77)    2.37   (2.35)    4.38    2.75
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
    Total income (loss)
     from Investment Oper-
     ations...............     2.66    1.76    2.21     .92    2.34    (.50)    2.66   (2.09)    4.62    2.99
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
  LESS DISTRIBUTIONS
   Dividends from net in-
    vestment income.......    (.237)  (.173)  (.178)   (.24)   (.30)   (.29)    (.32)   (.25)    (.22)   (.21)
   Dividends from net
    realized non-U.S.
    currency gains/1/.....    (.003)  (.027)  (.022)     --      --      --       --      --       --      --
   Distributions from net
    realized gains........    (.840)  (.370)  (.050)   (.20)   (.43)  (1.01)    (.63)  (1.14)   (1.25)   (.68)
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
    Total Distributions...   ($1.08)  ($.57)  ($.25)  ($.44)  ($.73) ($1.30)   ($.95) ($1.39)  ($1.47)  ($.89)
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
  Net Asset Value, end of
   year...................   $16.98  $15.40  $14.21  $12.25  $11.77  $10.16   $11.96  $10.25   $13.73  $10.58
                             ======  ======  ======  ======  ======  ======   ======  ======   ======  ======
  Total Return/2/.........    18.63%  12.61%  18.34%   8.04%  23.86%  (4.88)%  27.99% (14.25)%  49.71%  38.82%
  RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year
    (in millions).........   $8,817  $6,279  $4,417  $3,082  $2,213  $1,421   $1,230  $  972   $1,242  $  869
   Ratios of expenses to
    average net assets....      .83%    .84%    .87%    .85%    .86%    .82%     .76%    .69%     .64%    .66%
   Ratio of net income to
    average net assets....     2.12%   1.48%   1.40%   1.82%   2.80%   2.55%    2.69%   2.47%    2.06%   2.40%
   Portfolio turnover
    rate..................    22.40%  25.33%  15.02%   6.43%   8.16%  14.04%   29.21%  20.58%   17.29%  16.99%

 -----------------
 /1/ Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.

/2/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.


         INVESTMENT    The fund's primary investment objective is long-term
         OBJECTIVES    growth of capital. Future income is a secondary objec-
       AND POLICIES    tive.

   The fund invests    The fund's assets are invested on a global basis to
  globally and aims    take advantage of investment opportunities generated by
  primarily to make    changes in international trade patterns and economic
  your capital grow    and political relationships. International investing
         over time.    presents risks and opportunities which you should con-
                       sider. (See "Investing Around the World.") The fund's success depends largely upon the ability of its invest-ment adviser, Capital Research and Management Company, to foresee and respond to rapid, complex, and often subtle changes in these patterns and relationships.
                       Capital Research and Management Company closely follows companies, industries, governments, and securities and currency exchange markets worldwide.

                       The fund normally invests in a diversified portfolio consisting primarily of common stocks. Assets may also be invested in securities convertible into common stocks and straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or

-------------------------------------------------------------------------------

                       Moody's Investors Service, Inc. or determined to be of equivalent quality by Capital Research and Management Company). The fund may also hold cash or cash equiva-lents, government securities, or nonconvertible pre-ferred stocks. These securities may be issued by U.S. or non-U.S. entities and may be denominated in U.S. dollars or other currencies. (See the statement of ad-ditional information for a description of cash equiva-lents.)

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tives cannot be changed without shareholder approval. All other investment practices may be changed by the board of directors.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH GLOBAL INVESTING DESCRIBED HEREIN.

          INVESTING    OPPORTUNITIES, RISKS AND COSTS The fund's assets are
             AROUND    invested globally which, in the opinion of Capital
          THE WORLD    Research and Management Company, enhances the fund's
                       ability to meet its primary objective--long-term growth
   Global investing    of capital.
  involves expanded
     opportunities,    Of course, investing globally involves special risks,
  special risks and    particularly in certain developing countries, caused
   increased costs.    by, among other things: fluctuating currency values;
                       less stringent accounting, auditing, and financial reporting regulations and practices in some countries;
                       changing local and regional economic, political, and social conditions; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

                       However, in the opinion of Capital Research and Manage-ment Company, global investing also can reduce certain portfolio market risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS In connection with its non-U.S. investments, the fund has the ability to hold currencies other than the U.S. dollar and to enter into forward currency contracts to facilitate settlements and to protect against changes in exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses involved, the fund will not generally attempt to protect against all potential changes in exchange rates.

-------------------------------------------------------------------------------

           MULTIPLE    The basic investment philosophy of Capital Research and
          PORTFOLIO    Management Company is to seek fundamental values at
          COUNSELOR    reasonable prices, using a system of multiple portfolio
             SYSTEM    counselors in managing mutual fund assets. Under this
                       system the portfolio of the fund is divided into seg-
   Capital Research    ments which are managed by individual counselors. Each
     and Management    counselor decides how his segment will be invested
       Company, the    (within the limits provided by the fund's objectives
  fund's investment    and policies and by Capital Research and Management
    adviser, uses a    Company's investment committee). In addition, Capital
 system of multiple    Research and Management Company's research profession-
          portfolio    als make investment decisions with respect to a portion
      counselors to    of the fund's portfolio. The primary individual portfo-
        manage fund    lio counselors for the fund are listed below.
            assets.

--------------------------------------------------------------------------------------------------------
                                                                                 YEARS OF EXPERIENCE
                                                                              AS INVESTMENT PROFESSIONAL
                                                 YEARS OF EXPERIENCE AS             (APPROXIMATE)
 PORTFOLIO COUNSELORS                             PORTFOLIO COUNSELOR
         FOR                                         (AND RESEARCH            WITH CAPITAL
   NEW PERSPECTIVE          PRIMARY TITLE(S)       PROFESSIONAL, IF           RESEARCH AND
      FUND, INC.                                   APPLICABLE) FOR             MANAGEMENT
                                                   NEW PERSPECTIVE             COMPANY OR       TOTAL
                                                      FUND, INC.             ITS AFFILIATES     YEARS
--------------------------------------------------------------------------------------------------------
 Mark E. Denning        Senior Vice President,    3 years (in addition          13 years       13 years
                        Capital Research          to 4 years as a
                        Company*                  research professional
                                                  prior to becoming a
                                                  portfolio counselor
                                                  for the fund)

--------------------------------------------------------------------------------------------------------

 William R. Grimsley    Senior Vice President      Since the fund began         26 years       33 years
                        of the fund.  Senior       operations
                        Vice President and
                        Director, Capital
                        Research and Management
                        Company

--------------------------------------------------------------------------------------------------------

 Gregg E. Ireland       Vice President of the      3 years (in addition         23 years      23 years
                        fund. Vice President,      to 7 years as a
                        Capital Research           research professional
                        and Management Company     prior to becoming a
                                                   portfolio counselor
                                                   for the fund)

--------------------------------------------------------------------------------------------------------

 William C. Newton      Senior Partner, The        Since the fund began         36 years       43 years
                        Capital Group Partners     operations
                        L.P.*

--------------------------------------------------------------------------------------------------------

 Thierry Vandeventer    Senior Vice President      17 years (in addition        32 years       32 years
                        of the fund.               to 5 years as a
                        Chairman of the Board      research professional
                        and Chief Executive        prior to becoming a
                        Officer, Capital           portfolio counselor
                        Research Company*          for the fund)


--------------------------------------------------------------------------------------------------------
 The fund began operations on March 13, 1973.
 * Company affiliated with Capital Research and Management Company.
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a to-
   averaged a total    tal return, yield and/or distribution rate basis for
      return (at no    various periods, with or without sales charges. Results
   sales charge) of    calculated without a sales charge will be higher. Total
 14.74% a year over    returns assume the reinvestment of all dividends and
       its lifetime    capital gain distributions. The fund's distribution
                       rate is calculated by dividing the dividends paid by
    (March 13, 1973    the fund over the last 12 months by the sum of the
            through    month-end price and the capital gains paid over the
      September 30,    last 12 months. The SEC yield reflects income earned by
             1995).    the fund, while the distribution rate reflects divi-
                       dends paid by the fund. Among the elements used to cal-culate the SEC yield are the dividend and interest in-come earned and expenses paid by the fund, whereas the income paid to shareholders is used to calculate the distribution rate.

                       The fund's total return over the past 12 months and av-erage annual total returns over the past five-year and ten-year periods, as of September 30, 1995, were 18.63%, 16.17% and 16.46%, respectively. These results were calculated with no sales charge in accordance with Securities and Exchange Commission requirements. Of course, past results are not an indication of future results. Further information regarding the fund's in-vestment results is contained in the fund's annual re-port which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

                       DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
         DIVIDENDS,    in June and December. Capital gains, if any, are
      DISTRIBUTIONS    usually distributed in December. When a dividend or
          AND TAXES    capital gain is distributed, the net asset value per
                       share is reduced by the amount of the payment.
             Income
  distributions are    The terms of your plan will govern how your plan may
    usually made in    receive distributions from the fund. Generally, peri-
 June and December.    odic distributions from the fund to your plan are rein-
                       vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gain distributions in additional shares or may permit all fund distributions to be received in cash.
                       Unless you select another option, all distributions will be reinvested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

                       The fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S. generally at rates from 10% to 40%, which would reduce the fund's invest-ment income.

-------------------------------------------------------------------------------

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
                AND    organized as a Maryland corporation in 1972. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid
     American Funds    certain fees for services rendered to the fund as
    Group, which is    described in the statement of additional information.
  managed by one of    They may elect to defer all or a portion of these fees
    the largest and    through a deferred compensation plan in effect for the
   most experienced    fund. Shareholders have one vote per share owned and,
         investment    at the request of the holders of at least 10% of the
          advisers.    shares, the fund will hold a meeting at which any
                       member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.60% on the first $500 million of the fund's net assets, 0.50% on net assets in excess of $500 million but not exceeding $1 billion, 0.46% on net assets in excess of $1 billion but not exceeding $1.5 billion, 0.43% on net assets in excess of $1.5 billion but not exceeding $2.5 billion, 0.41% on net assets in excess of $2.5 billion but not exceeding $4 billion, 0.40% on net assets in excess of $4 billion but not exceeding $6.5 billion, and 0.395% on net assets in excess of $6.5 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

-------------------------------------------------------------------------------

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 1H-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $7,497,000 for the fiscal year ended September 30, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

-------------------------------------------------------------------------------

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value.

                       Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified un-der Section 401(a) of the Internal Revenue Code includ-ing a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within one year of such purchase. (See "Redeeming Shares--Contin-gent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of addi-tional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during the 1996 calendar year, provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. Such incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

--------------------------------------------------------------------------------

                      Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                      SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

       SHAREHOLDER    Subject to any restrictions contained in your plan, you
          SERVICES    can exchange your shares for shares of other funds in
                      The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

          REDEEMING   Subject to any restrictions imposed by your plan, you
             SHARES   can sell your shares through the plan any day the New
                      York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                      ---------------------------------------------------------

                      By contacting   Your plan administrator/trustee must
                      your plan       send a letter of instruction
                      administrator/  specifying the name of the fund, the
                      trustee         number of shares or dollar amount to
                                      be sold, and, if applicable, your
                                      name and account number. For your
                                      protection, if you redeem more than
                                      $50,000, the signatures of the
                                      registered owners or their legal
                                      representatives must be guaranteed
                                      by a bank, savings association,
                                      credit union, or member firm of a
                                      domestic stock exchange or the
                                      National Association of Securities
                                      Dealers, Inc. that is an eligible
                                      guarantor institution. Your plan
                                      administrator/trustee should verify
                                      with the institution that it is an
                                      eligible guarantor prior to signing.
                                      Additional documentation may be
                                      required to redeem shares from
                                      certain accounts. Notarization by a
                                      Notary Public is not an acceptable
                                      signature guarantee.

                      ----------------------------------------------------------

                      By contacting   Shares may also be redeemed through
                      an investment   an investment dealer; however, you
                      dealer          or your plan may be charged for this
                                      service. SHARES HELD FOR YOU IN AN
                                      INVESTMENT DEALER'S STREET NAME MUST
                                      BE REDEEMED THROUGH THE DEALER.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and, on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.


                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

            THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.





New
Perspective
Fund(R)

December 1, 1995

NEW PERSPECTIVE FUND(R)
Profile

333 South Hope Street                                 December 1, 1995
Los Angeles, CA 90071

1. Goal
The fund primarily seeks to make your money grow over time through investments in stock of companies around the world. Future income is a secondary objective.

2. Investment Strategies
The fund's assets are normally invested primarily in common stocks on a global basis to take advantage of investment opportunities generated by changes in international trade patterns and economic and political relationships. The fund may also hold other types of securities, such as bonds, when appropriate.

3. Risks
Stock prices rise and fall. Investing outside the U.S. involves special risks, such as currency fluctuations.

YOU CAN LOSE MONEY BY INVESTING IN THE FUND; YOUR INVESTMENT IS NOT GUARANTEED. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INTEND TO INVEST FOR A SHORTER PERIOD OF TIME.

4. Appropriateness
If you are not a long-term investor seeking capital growth through global diversification, this fund may not be appropriate for you. Please consult your investment dealer.

5. Fees and Expenses
Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund. Annual fund operating expenses are paid out of the fund's assets. The fund's expenses are factored into its share price and distributions and are not charged directly to shareholder accounts. Shareholder Transaction Expenses

Maximum sales charge
on purchases

(as a percentage of offering price)    5.75%*




SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. The fund has no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions within 12 months following purchases without a sales charge.

 Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fees                  0.44%

12b-1 expenses                   0.21%

Other expenses                   0.18%

Total fund operating expenses    0.83%




Example
You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return. This example should not be considered a representation of past or future expenses.

One year     $ 65

Three years   82

Five years   101

Ten years    154





6. Past Results
Here are the fund's annual total returns for each of the 10 calendar years:
[CHART]

1985     26.59%

1986     19.48%

1987     6.97%

1988     4.07%

1989     18.64%

1990     -7.70%

1991     15.64%

1992     -2.03%

1993     19.68%

1994     -2.98%


[END CHART]
Sales charges have not been deducted from results shown above.
The fund's average annual total return* is +14.44% over its lifetime (March 13, 1973 through September 30, 1995). PAST RESULTS ARE NOT A GUARANTEE OF FUTURE RESULTS.



                Average Annual
                Total Returns*

 One year          + 11.81%

 Five years       + 14.80%

 Ten years        + 15.77%




* These results were calculated for periods ended September 30, 1995 in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted.

7. Investment Adviser
Capital Research and Management Company, one of the world's largest and most experienced investment advisers, manages the fund, which is a member of The American Funds Group. Capital Research and Management Company manages this diversified mutual fund using the multiple portfolio counselor system. Under this system, the fund's assets are divided into several portions. Each portion is independently managed by a portfolio counselor or a group of research professionals, subject to oversight by the investment adviser's investment committee.

8. Purchases
The fund's shares are sold through investment dealers. Your investment dealer can help you with your account, or you may call American Funds Service Company at 800/421-0180 with questions about your account. Generally, the minimum initial investment is $250.

9. Redemptions
You may redeem shares at no cost at any time through your investment dealer or by calling American FundsLineR at 800/325-3590. (You will need the fund's number - 07 - if you use this service.) Transactions will be processed as of the next close of the New York Stock Exchange.

10. Distributions
Dividends and capital gain distributions are automatically reinvested unless you notify American Funds Service Company that you would like to invest them in another of the American Funds or receive payment in cash. Income distributions are usually made in June and December. Capital gains, if any, are usually distributed in December.

11. Other Services
You may exchange your shares for any of the other American Funds or obtain information about your investment any time by calling American FundsLineR. If you purchase shares at net asset value through a retirement plan, some or all of the services or features described may not be available. Contact your employer for details.

THIS PROFILE CONTAINS KEY INFORMATION ABOUT THE FUND. MORE DETAILS APPEAR IN THE FUND'S ACCOMPANYING PROSPECTUS.

 This profile has been printed on recycled paper that meets the guidelines of the United
 States Environmental Protection Agency.

New
Perspective
Fund(R)

December 1, 1995

NEW PERSPECTIVE FUND(R)

Profile for Eligible Retirement Plans

333 South Hope StreetDecember 1, 1995
Los Angeles, CA 90071

1. Goal
The fund primarily seeks to make your money grow over time through investments in stock of companies around the world. Future income is a secondary objective.

2. Investment Strategies
The fund's assets are normally invested primarily in common stocks on a global basis to take advantage of investment opportunities generated by changes in international trade patterns and economic and political relationships. The fund may also hold other types of securities, such as bonds, when appropriate.

3. Risks
Stock prices rise and fall. Investing outside the U.S. involves special risks, such as currency fluctuations.

YOU CAN LOSE MONEY BY INVESTING IN THE FUND; YOUR INVESTMENT IS NOT GUARANTEED. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INTEND TO INVEST FOR A SHORTER PERIOD OF TIME.

4. Appropriateness
If you are not a long-term investor seeking capital growth through global diversification, this fund may not be appropriate for you. For more information, consult your investment dealer or employer.

5. Fees and Expenses
Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund. Annual fund operating expenses are paid out of the fund's assets. The fund's expenses are factored into its share price and distributions and are not charged directly to shareholder accounts.

Shareholder Transaction Expenses
Shares of the fund are sold to eligible retirement plans of companies with collective retirement plan assets of $100 million or more or plans purchasing $1 million or more or having 200 or more eligible employees with no sales charge. However, a 1% contingent deferred sales charge is imposed on certain redemptions within one year of the purchase from eligible plans other than those with collective assets of $100 million or more. The fund has no sales charge on reinvested dividends and no deferred sales charge for redemptions or exchanges.

 Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fees                  0.44%

12b-1 expenses                   0.21%

Other expenses                   0.18%

Total fund operating expenses    0.83%




Example
You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return. This example should not be considered a representation of past or future expenses.

One year     $ 8

Three years   26

Five years   46

Ten years    103





6. Past Results
Here are the fund's annual total returns for each of the 10 calendar years:
[CHART]

1985     34.29%

1986     26.83%

1987     13.50%

1988     10.39%

1989     25.91%

1990     -2.08%

1991     22.64%

1992     3.98%

1993     26.98%

1994     2.97%


[END CHART]
The fund's average annual total return* is +14.74% over its lifetime (March 13, 1973 through September 30, 1995). PAST RESULTS ARE NOT A GUARANTEE OF FUTURE RESULTS.



                Average Annual
                Total Returns*

 One year          + 18.63%

 Five years       + 16.17%

 Ten years        + 16.46%




* These results were calculated for periods ended September 30, 1995 in accordance with Securities and Exchange Commission rules.

7. Investment Adviser
Capital Research and Management Company, one of the world's largest and most experienced investment advisers, manages the fund, which is a member of The American Funds Group. Capital Research and Management Company manages this diversified mutual fund using the multiple portfolio counselor system. Under this system, the fund's assets are divided into several portions. Each portion is independently managed by a portfolio counselor or a group of research professionals, subject to oversight by the investment adviser's investment committee.

8. Purchases
All orders to purchase shares must be made through your retirement plan. For more information about how to purchase shares of the fund through your plan or limitations on the amount that may be purchased, please consult with your employer.

9. Redemptions
Subject to any restrictions imposed by your plan, you may sell your shares through the plan any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

10. Distributions
Dividends and capital gain distributions are automatically reinvested unless you notify American Funds Service Company that you would like to invest them in another of the American Funds or receive payment in cash. Income distributions are usually made in June and December. Capital gains, if any, are usually distributed in December.

11. Other Services
You may exchange your shares for any of the other American Funds or obtain information about your investment any time by calling American FundsLineR. If you purchase shares at net asset value through a retirement plan, some or all of the services or features described may not be available. Contact your employer for details.

THIS PROFILE RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. TO RECEIVE A FULL PROSPECTUS, CONTACT YOUR EMPLOYER OR THE SECRETARY OF THE FUND AT THE ABOVE ADDRESS.

 This profile has been printed on recycled paper that meets the guidelines of the United
 States Environmental Protection Agency.

                           NEW PERSPECTIVE FUND, INC.
                                   PART B

                    STATEMENT OF ADDITIONAL INFORMATION
                              DECEMBER 1, 1995

         This document is not a prospectus but should be read in conjunction with the current Prospectus of New Perspective Fund, Inc. (the fund or NPF) dated December 1, 1995. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                          NEW PERSPECTIVE FUND, INC.
                            Attention:  Secretary
                            333 South Hope Street
                            Los Angeles, CA  90071
                                (213) 486-9200

     The fund has two forms of prospectuses. Each reference to the prospectus in this Statement of Additional Information includes both of the fund's prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

Item                                                              Page No.

Investment Policies                                               1

Description of Certain Securities and Investment Techniques       2

Investment Restrictions                                           3

Fund Directors and Officers                                       6

Advisory Board                                                    11

Management                                                        12

Dividends, Distributions and Federal Taxes                        14

Purchase of Shares                                                17

Shareholder Account Services and Privileges                       19

Redemption of Shares                                              20

Execution of Portfolio Transactions                               20

General Information                                               20

Investment Results                                                21

Appendix - Description of Bond Ratings                            26

Financial Statements                                              Attached


                              INVESTMENT POLICIES

     The fund's investment policies are intended to provide the flexibility to take advantage of opportunities while accepting what seems to be a reasonable risk. The fund is not intended to constitute a balanced investment program and is not designed for investors who primarily seek income.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

Cash Equivalents - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) savings association and saving bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

   CURRENCY TRANSACTIONS - The fund has the ability to hold a portion of its assets in U.S. dollars and other currencies and to enter into certain currency contracts (on either a spot or forward basis) in connection with investing in non-U.S. dollar denominated securities including foreign currency exchange and forward currency contracts. A foreign exchange contract is used to facilitate settlement of trades. For example, the fund might purchase a currency or enter into a foreign exchange contract to preserve the U.S. dollar price of securities it has contracted to purchase. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the fund might enter into a forward currency contract to protect against an anticipated decline in value of a foreign currency against the U.S. dollar when it holds
securities denominated in that foreign currency.   To avoid having an amount
greater than its net assets subject to market risk in connection with currency contract transactions, the fund will segregate cash, cash equivalents, or high quality debt instruments to the extent required by the Securities and Exchange Commission.

         At the maturity of a forward contract, the fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. The fund will only enter into such a forward contract if it is expected that the fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the fund may suffer a loss.

         Certain provisions of the Internal Revenue Code may limit the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

   INVESTMENTS IN LOWER RATED BONDS - Although the fund has no current intention of doing so (at least for the next 12 months), up to 5% of the fund's assets may be invested in lower rated straight debt securities (securities rated Baa or below by Moody's Investors Service, Inc. or BBB or below by Standard & Poor's Corporation), including securities rated Ba and BB or below (commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk and are considered speculative. This quality restriction does not apply to securities convertible into common stocks.

     High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

     High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value is likely to decrease in a rising interest rate market, as is generally true with all bonds.

     There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

                            INVESTMENT RESTRICTIONS

     The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the 1940 Act) as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or
(ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transactions. These restrictions provide that the fund may not:

1. Invest in securities of another issuer (other than the U.S. or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

2. Invest in companies for the purpose of exercising control or management;

3. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;

4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commissions, is involved, and only if immediately thereafter no more than 10% of the value of the fund's total assets would be invested in such securities;

5. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

6. Buy or sell commodities or commodity contracts in the ordinary course of its business provided, however, that this restriction shall not prohibit the fund from purchasing, selling or holding foreign currencies or entering into forward foreign currency contracts;

7. Make any investment under circumstances requiring direct payment by the fund of the Federal Interest Equalization Tax if, immediately thereafter and as a result of such investment, the total of the Federal Interest Equalization Tax directly paid or owing by the fund during the fiscal year in which such investment is made would amount to more than 1-1/2% of the fund's average month-end net assets during such fiscal year to the date of such investment;

8. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of all such restricted securities held by the fund would exceed 2% of the value of its total assets; in any event, the fund will not invest more than 5% of the value of its total assets in securities which are not readily marketable;

9. Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

10. Lend any of its assets; provided, however, that investment in government obligations, short-term commercial paper, certificates of deposit and banker's acceptances and publicly traded bonds, debentures, or other debt securities shall not be deemed to be the making of a loan;

11. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

12. Purchase securities on margin;

13. Borrow amounts in excess of 5% of the value of its total assets; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities; nor

14. Mortgage, pledge or hypothecate its assets to any extent.

     For purposes of Investment Restriction #3, the fund will not invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry. Although the fund may sell securities short, to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short, the fund does not anticipate doing so during the next twelve months.

         Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

     Additional investment restrictions adopted by the fund and which may be changed by the Board of Directors, provide that the fund may not;

1. Purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

2. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

3. Invest in puts, calls, straddles or spreads, or combinations thereof; or

4. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.

                            FUND DIRECTORS AND OFFICERS

                        DIRECTORS AND DIRECTOR COMPENSATION
           (with their principal occupations during the past five years)#


NAME, ADDRESS AND AGE   POSITION WITH   PRINCIPAL OCCUPATION(S) DURING PAST   AGGREGATE         TOTAL COMPENSATION   TOTAL NUMBER

                       REGISTRANT    5 YEARS (POSITIONS WITHIN THE   COMPENSATION      FROM ALL FUNDS    OF FUND BOARDS
                                     ORGANIZATIONS LISTED MAY HAVE   (INCLUDING        MANAGED BY        ON WHICH
                                     CHANGED DURING THIS PERIOD)   VOLUNTARILY       CAPITAL RESEARCH    DIRECTOR SERVES
                                                                DEFERRED          AND MANAGEMENT
                                                                COMPENSATION/1/)   COMPANY/2/
                                                                FROM THE FUND
                                                                DURING FISCAL YEAR
                                                                ENDED
                                                                9/30/95

Elisabeth Allison      Director      Administrative Director, ANZI, Ltd.   $ 21,900          $ 42,900          2
62 West 62nd Street                  (financial publishing and consulting)

New York, NY 10023                   Former Senior Vice President,
Age:  49                             Planning and Development,
                                     McGraw Hill, Inc.

+  David I. Fisher     Director      Chairman of the Board,     None              None              2
333 South Hope Street                 The Capital Group Companies, Inc.
Los Angeles, CA  90072
Age:  56

Robert A. Fox          Director      President and Chief Executive Officer,   $ 20,800          $ 80,400          5

P.O Box 457                          Foster Farms, Inc.; Former President,
Livingston, CA 95334                 Revlon International;  former
Age:  58                             Chairman and Chief Executive
                                     Officer, Clarke Hooper America
                                     (advertising)

Alan Greenway          Director      President, Greenway Associates, Inc.   $ 21,650          $ 68,500          4
7413 Fairway Road                    (management consulting services)
La Jolla, CA 92037
Age:  68

Koichi Itoh            Director      Managing Partner,          $ 22,300          $ 42,500          2
7-14-11-104 Minami Aoyama                 VENCA Management
Minato-ku, Tokyo, Japan                 (venture capital)
Age:  54

William H. Kling       Director      President, Minnesota Public Radio;   $ 20,850          $ 73,200          4
45 East Seventh Street                 President, Greenspring Co.; former
St. Paul, MN 55101                   President, American Public Radio
Age:  53                             (now Public Radio International)

+  Jon B. Lovelace     Vice Chairman of    Vice Chairman of the Board and    None              None              4
333 South Hope Street   the Board     Chairman of the Executive Committee,

Los Angeles, CA 90071                 Capital Research and Management
Age: 68                              Company

John G. McDonald       Director      The IBJ Professor of Finance,   $ 21,167          $ 132,900         7
Graduate School of Business                 Graduate School of Business,
Stanford University                  Stanford University
Stanford, CA 94305
Age:  58

William I. Miller      Director      Chairman of the Board,     $ 21,800          $ 41,500          2
500 Washington Street                  Irwin Financial Corporation
Box 929
Columbus, IN 47202
Age:  39

Donald E. Petersen     Director      Former Chairman of the Board and   $ 10,000          $ 47,250          4
255 East Brown, Suite 460                 Chief Executive Officer, Ford Motor

Birmingham, MI 48009                 Company
Age:  69

+  James W. Ratzlaff   Director      Vice Chairman of the Board, Capital    None              None              6
P.O. Box 7650                        Research and Management Company;
San Francisco, CA 94120                 Senior Partner, The Capital Group
Age: 59                              Partners, L.P.

+  Walter P. Stern     Chairman of   Chairman, Capital Group International,    None              None              7

630 Fifth Avenue       the Board     Inc.; Vice Chairman, Capital Research

New York, NY 10111                   International; Director, The Capital
Age:  67                             Group Companies, Inc.; Chairman,
                                     Capital International, Inc.; Director,

                                     Temple-Inland Inc. (forest products)



 # Positions within the organizations may have changed during this period.

 + Directors who are considered "interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

  /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

      /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, Inc. and Bond Portfolio for Endowments, Inc.

                                    OFFICERS

 WALTER P. STERN, Chairman of the Board (see above).

 JON B. LOVELACE, Vice Chairman of the Board (see above).

    GINA H. DESPRES, President and Principal Executive Officer. 1230 31st Street, N.W., Washington, DC 20007. Vice President, Capital Research and Management Company; formerly counsel to U.S. Senator Bill Bradley (NJ).

 WILLIAM R. GRIMSLEY, Senior Vice President. P.O. Box 7650, San Francisco, CA 94120. Senior Vice President and Director, Capital Research and
Management Company.

 THIERRY VANDEVENTER, Senior Vice President. 3 Place des Bergues, 1201 Geneva, Switzerland. Chairman of the Board and Chief Executive Officer,
Capital Research Company.

 GREGG E. IRELAND, Vice President. 1230 31st Street, N.W., Washington, DC 20007. Vice President, Capital Research and Management Company.

* CATHERINE M. WARD, Vice President.  Vice President and Director, Capital
Research and   Management Company.

** STEVEN N. KEARSLEY, Treasurer.  Vice President and Treasurer, Capital
Research and Management   Company.

* VINCENT P. CORTI, Secretary.  Vice President - Fund Business Management
Group, Capital   Research and Management Company.

** MARY C. CREMIN, Assistant Treasurer. Senior Vice President - Fund Business Management Group, Capital Research and Management Company.

** R. MARCIA GOULD, Assistant Treasurer. Vice President - Fund Business Management Group, Capital Research and Management Company.

_________________________

# Positions within the organizations listed may have changed during this period.

* Address is 333 South Hope Street, Los Angeles, CA  90071.

** Address is 135 South State College Boulevard, Brea, CA  92621.

                                 ADVISORY BOARD

     The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, will consult from time to time with the Investment Adviser, primarily with respect to world trade and business conditions abroad. The members of the Advisory Board and their principal occupations during the past five years are:

YOICHI FUNABASHI, PH.D., Washington, D.C. Washington, D.C. Bureau Chief and Dipolmatic Correspondent of the ASAHI SHIMBUN

JEAN GANDOIS, Paris, France. Chairman of the Board, Cockerill-Sambre; former Chairman and Chief Executive Officer, Pechiney; former Chairman,
 Pechiney International.

CLAUDIO X. GONZALEZ LAPORTE, Mexico DF, Mexico. Chairman of the Board and Managing Director, Kimberly Clark de Mexico.

JUNICHI HATTORI, Tokyo, Japan. Senior Managing Director - Information Devices and Systems Division, Seiko Instruments, Inc.

PETER C. HOBBINS, Zug, Switzerland. Counsellor and former Member Executive Group, Corange Ltd.

SIR PETER F. HOLMES, London, England. Director and former Chairman of the Board and Managing Director, The Royal Dutch/Shell Group of Companies.

BARON GUALTHERUS KRAIJENHOFF, Nijmegen, Netherlands. Chairman of the Supervisory Council, AKZO N.V.

JOHN L. NICHOL, Vancouver, British Columbia. President, Springfield Investment Company Ltd.; former President of Canada's National Liberal Party.

BRIAN NICHOLSON, London, England. Chairman of the Board, Advertising Standards Board of Finance Ltd.; former Head of Public Affairs, Lloyd's of London;
 former Executive Chairman, Marlar International Ltd.; former Joint Managing Director, THE OBSERVER.

DONALD E. PETERSEN, Birmingham, Michigan. Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company.

ALLEN E. PUCKETT, Los Angeles, California. Chairman Emeritus, Hughes Aircraft Company.

ROZANNE L. RIDGWAY, Washington, DC. President, Atlantic Council of the United States.

HAROLD M. WILLIAMS, Los Angeles, California. President and Chief Executive Officer, The J. Paul Getty Trust; former Chairman, U.S. Securities and
 Exchange Commission.
__________________________

   All of the Directors and Officers are also directors and/or trustees and/or officers of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any Director or Officer who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $10,000 per annum to directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended ($2,500 for each meeting attended in conjunction with meetings with the Advisory Board), plus $400 for each meeting attended as a member of a committee of the Board of Directors.
The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. Each Advisory Board member is paid a fee of $3,000 per annum, plus $4,000 for each meeting attended in conjunction with meetings with the Board of Directors. As of November 1, 1995 the officers, Directors and members of the Advisory Board and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

   INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel.

     An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

         The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

   INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, was approved by shareholders and is dated May 18, 1993. The Agreement will continue in effect until March 31, 1996 unless sooner terminated and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, necessary office equipment and general purpose forms and supplies used at the office of the fund, and will pay the travel expenses of Directors and members of the Advisory Board incurred in connection with attendance at meetings of those Boards. The fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, fees and expenses of the transfer agent, dividend disbursing agent, legal counsel and independent public accountants and custodian, including charges of such custodian for the preparation and maintenance of the books of account and records of the fund, cost of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; fees and expenses of registration, qualification and issuance of fund shares; expenses pursuant to the fund's Plan of Distribution (described below); association dues; interest; taxes; and compensation of Advisory Board members and of Directors who are not affiliated persons of the Investment Adviser.

     The Investment Adviser has agreed that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under Rule 12b-1 and extraordinary expenses such as litigation and acquisitions) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the fund in the amount of such excess.

         As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.60% on the first $500 million of the fund's net assets, 0.50% on net assets between $500 million and $1 billion, 0.46% on net assets between $1 billion and $1.5 billion, 0.43% on net assets between $1.5 billion and $2.5 billion, 0.41% on net assets between $2.5 billion and $4 billion, 0.40% on net assets between $4 billion and $6.5 billion, and 0.395% on net assets in excess of $6.5 billion. For the fiscal years ended September 30, 1995, 1994 and 1993, the Investment Adviser received advisory fees of $32,015,000, $24,390,000 and $17,045,000, respectively.

   PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended September 30, 1995 amounted to $8,330,000 after allowance of $44,248,000 to dealers. During the fiscal years ended September 30, 1994 and 1993 the Principal Underwriter received $6,903,000 and $4,995,000, after allowance of $36,636,000 and $26,377,000, respectively.

     As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The Officers and Directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund are committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

         Under the Plan, the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended September 30, 1995, the fund paid or accrued $15,602,000 in compensation to dealers under the Plan.

     The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     The fund intends to meet all the requirements, and has elected the tax status of a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

     To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

     The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Futures contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Currency transactions that are not subject to Section 1256 of the Code may be subject to Section 988 of the Code, in which case the 60%/40% long-term/short-term capital gain or loss rule of Section 1256 would not apply. Rather, each Section 988 foreign currency gain or loss would generally be computed separately and treated as ordinary income or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

     The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

     Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

         If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

         Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a non-U.S. shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

         As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax liability of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

     The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors should consult their own tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

   PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

         The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

1. Stocks, and convertible bonds and debentures, traded on the New York Stock Exchange are valued at the last sale price on such exchange on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. Non-convertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation may be used. Securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. U.S. Treasury bills, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

3. The value of the net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

     Any purchase order may be rejected by the Principal Underwriter or the fund. The fund will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly, or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through an investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.

   STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the investment dealer, the appropriate number of shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in the money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

         In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

         Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

   DEALER COMMISSIONS -- The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's prospectus for more information.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans where Capital Guardian Trust Company serves as custodian or trustee). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                              REDEMPTION OF SHARES

REDEMPTIONS - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder if (a) the shares owned by such shareholder have a value (determined, for the purpose of this sentence only, as the greater of the shareholder's cost or the then net asset value of the shares, including the reinvestment of income dividends and capital gain distributions, if any) of less than $150, or (b) such shareholder owns less than ten (10) shares of capital stock of the fund. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

     There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

         Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended September 30, 1995, 1994 and 1993 amounted to $7,790,000, $6,346,000, and $4,084,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to subcustodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since the fund's inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on September 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, Price Waterhouse LLP, whose selection is determined annually by the Board of Directors.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

     The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

                       DETERMINATION OF NET ASSET VALUE,
   REDEMPTION PRICE ANDMAXIMUM OFFERING PRICE PER SHARE -- SEPTEMBER 30, 1995

Net asset value and redemption price per share

 (Net assets divided by shares outstanding)           $16.98

Maximum offering price per share (100/94.25 of

 net asset value per share, which takes into

 account the fund's current maximum sales charge)     $18.02


REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the Directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                               INVESTMENT RESULTS

    The fund's yield is 1.73% based on a 30-day (or one month) period ended September 30, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]
Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

         The fund's one-year total return and average annual total returns for the five- and ten-year periods ended on September 30, 1995 was 11.81%, 14.80% and 15.77%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

     To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

     The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

         The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

     The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

     The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

     The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

     The fund may from time to time compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

   EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since 1964 (115 in all) those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 94 of the 115 periods.

         Note that past results are not an indication of future investment results and that the fund has different investment policies from other funds managed by Capital Research and Management Company. Reference to the other common stock funds is made solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

     The investment results set forth below were calculated as described in the fund's Prospectus.

                       NPF VS. VARIOUS UNMANAGED INDEXES
                                  Total Return

Periods                                              MSCI Indices               Capital
                                                                            Appreciation

10/1 - 9/30      NPF         DJIA/1/    S&P 500/2/   World/3/   U.S./4/     NPF       NYSE/6/

1973# - 1995     +1,992%     +1,223%    +1,165%      +1,051%    +1,072%     +1,001%      +411%

1985  -  1995    +332        +404       +341         +302       +342        +250      +198

1984  -  1994    +321        +355       +289         +338       +289        +236      +167

1983  -  1993    +278        +321        +293        +328       +291        +196      +165

1982  -  1992    +360        +443        +402        +400       +393        +244      +232

1981  -  1991    +356        +446        +397        +416       +392        +246      +218

1980  -  1990    +275        +314        +269        +285       +266        +166      +132

1979  -  1989    +387        +395        +392        +483       +372        +245      +212

1978  -  1988     +342       +302        +317        +420       +291        +214      +166

1977  -  1987    +584        +415        +432        +580       +397        +386      +241

1976  -  1986    +369        +205        +256        +389       +235        +232      +137

1975  -  1985    +299        +187        +253        +274       +233        +181      +136

1974  -  1984    +403        +241        +326        +288       +297        +248      +186

1973# - 1983     +271        +124        +149        +128       +129        +156      + 64


/1/ The Dow Jones Average of 30 Industrial stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard and Poor's 500 Composite Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Morgan Stanley Capital International World Index is an arithmetical average, weighted by market value, of the performance of more than 1,400 securities listed on the stock exchanges of Europe, Australia, the Far East, Canada, New Zealand and the U.S.

/4/ The Morgan Stanley Capital International U.S. Index is an arithmetical average, weighted by market value, of the performance of more than 300 securities listed on stock exchanges in the U.S.

/5/ The New York Stock Exchange Composite Index is a capitalization weighted index of all common stocks listed on the exchange.

# From March 13, 1973, the date the fund commenced operations.

               IF YOU ARE CONSIDERING NPF FOR RETIREMENT  . . .

Here's how much you would have if you had invested $2,000 on October 1 of each year in NPF over the past 5 and 10 years:

5 Years                        10 Years

(10/1/90 - 9/30/95)            (10/1/85 - 9/30/95)

$14,939                        $42,626


        SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM . . .

If you had invested           Periods             ...and taken all
$10,000 in NPF                10/1 - 9/30         distributions in shares,
this many years ago...                            your investment would
Number of Years                                   have been worth this
                                                  much at September 30, 1995
                                                    Value

1                             1994  -  1995       $11,181

2                             1993  -  1995        12,588

3                             1992  -  1995        14,896

4                             1991  -  1995        16,094

5                             1990  -  1995        19,937

6                             1989  -  1995        18,964

7                             1988  -  1995        24,262

8                             1987  -  1995        20,811

9                             1986  -  1995        31,150

10                            1985  -  1995        43,247

 11                           1984  -  1995        49,943

 12                           1983  -  1995        50,441

 13                           1982  -  1995        72,660

 14                           1981  -  1995        77,868

 15                           1980  -  1995        79,327

 16                           1979  -  1995        98,085

 17                           1978  -  1995        113,725

 18                           1977  -  1995        151,076

 19                           1976  -  1995        155,047

 20                           1975  -  1995        183,143

 21                           1974  -  1995        266,290

 22                           1973  -  1995        198,433

Lifetime                      1973# -  1995        209,200


APPENDIX
                          DESCRIPTION OF BOND RATINGS
                           Corporate Debt Securities

 MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and , in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C-1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."


NEW PERSPECTIVE FUND
Investment Portfolio, September 30, 1995


LARGEST INDUSTRY HOLDINGS

Telecommunications           7.63%
Health & Personal Care       6.51%
Broadcasting & Publishing    6.50%
Electrical & Electronics     5.13%
Energy Sources               4.92%
Other Industries            52.61%
Bonds & Cash Equivalents    16.70%

                                                             Shares or         Market             Percent

                                                             Principal         Value              of Net

Equity-Type Securities                                       Amount            (Millions)         Assets

-----------------------------------------                    ----------        ----------         ------

TELECOMMUNICATIONS-7.63%

Telecom Corp. of New Zealand Ltd.

 (New Zealand)                                               17,400,000        $67.863            1.05%

Telecom Corp. of New Zealand Ltd. /1/                        6,220,000         24.259

AirTouch Communications (USA) /2/                            2,732,000         83.667             .95

Vodafone Group PLC (American Depositary

 Receipts)(United Kingdom)                                   1,980,000         81.180             .92

Telefonos de Mexico, SA de CV, Class L

 (American Depositary Receipts) (Mexico)                     2,434,530         77.296             .88

Tele Danmark AS, Class B (Denmark)                           375,000           19.388

Tele Danmark AS, Class B (American                                                                .58

 Depositary Receipts)                                        1,233,700         31.922

AT&T Corp.(USA)                                              735,000           48.326             .55

Cable and Wireless PLC (United Kingdom)                      6,302,730         41.529

Cable and Wireless PLC (American                                                                  .51

 Depositary Receipts)                                        200,000           3.925

STET-Societa Finanziaria Telefonica p.a.,

 ordinary shares (Italy)                                     5,890,000         17.955             .38

STET-Societa Finanziaria Telefonica p.a.,

 nonconvertible savings shares                               7,000,000         16.283

MCI Communications Corp. (USA)                               1,225,000         31.927             .36

Telefonica de Argentina SA, Class B

 (American Depositary Receipts) (Argentina)                  1,332,000         31.802             .36

Koninklijke PTT Nederlanden NV

 (Netherlands)                                               869,500           30.729             .35

Telecomunicacoes Brasileiras SA, preferred

 nominative (Brazil)                                         556,439,000       26.540             .30

Telefonica de Espana, SA (Spain)                             1,500,000         20.661

Telefonica de Espana, SA (American                                                                .27

 Depositary Receipts)                                        76,000            3.145

Hong Kong Telecommunications Ltd. (Hong

 Kong)                                                       4,000,000         7.270

Hong Kong Telecommunications Ltd.                                                                 .17

 (American Depositary Receipts)                              420,000           7.665







HEALTH & PERSONAL CARE- 6.51%

AB Astra, Class A (Sweden)                                   2,000,000         71.688

AB Astra, Class A (American Depositary

 Receipts)                                                   155,000           5.556              1.99

AB Astra, Class B                                            2,800,000         98.546

Teva Pharmaceutical Industries Ltd.

 (American Depositary Receipts)(Israel)                      1,940,000         70.083             .79

Merck & Co., Inc. (USA)                                      1,030,000         57.680             .65

Pfizer Inc (USA)                                             1,000,000         53.375             .61

Sandoz Ltd. (Switzerland)                                    49,515            37.742             .43

Glaxo Holdings PLC (United Kingdom)                          563,264           6.892

Glaxo Holdings PLC (American Depositary                                                           .42

 Receipts)                                                   1,254,000         30.253

Johnson & Johnson (USA)                                      400,000           29.650             .34

AVON PRODUCTS, INC. (USA)                                    408,000           29.274             .33

Genentech, Inc. (USA) /2/                                    600,000           29.175             .33

Abbott Laboratories (USA)                                    400,000           17.050             .19

Roberts Pharmaceutical Corp. (USA) /2/                       450,000           10.575             .12

Bristol-Myers Squibb Co. (USA)                               140,000           10.202             .12

Bausch & Lomb Inc. (USA)                                     225,000           9.309              .11

BioChem Pharma Inc. (Canada) /2/                             123,000           3.905              .04

Chiron Corp. (USA) /2/                                       37,049            3.353              .04





BROADCASTING & PUBLISHING- 6.50%

News Corp. Ltd. (Australia)                                  3,910,001         21.771

News Corp. Ltd. (American Depositary

 Receipts)                                                   3,991,600         87.815             1.81

News Corp. Ltd., preferred shares                            1,963,771         9.733

News Corp. Ltd., preferred shares

 (American Depositary Receipts)                              1,995,800         39.666

Turner Broadcasting System, Inc., Class

 B (USA)                                                     3,512,300         96.588             1.10

Time Warner Inc. (USA)                                       1,772,000         70.437             .80

Viacom Inc., Class B (USA) /2/                               1,340,000         66.665             .76

Elsevier NV (Netherlands)                                    3,050,000         39.110             .44

Carlton Communications PLC (United

 Kingdom)                                                    1,956,000         32.045             .36

CANAL+ (France)                                              185,560           31.621             .36

Dow Jones & Co., Inc. (USA)                                  780,000           28.762             .33

Grupo Televisa, SA, Class L (American

 Depositary Receipts) (Mexico)                               825,000           16.500             .19

Pearson PLC (United Kingdom)                                 1,700,000         15.927             .18

Wolters Kluwer NV (Netherlands)                              162,516           14.933             .17







ELECTRICAL & ELECTRONICS- 5.13%

ASEA AB, Class A (Sweden)                                    115,000           11.529

ASEA AB, Class B                                             760,000           75.421

ASEA AB, Class B (American Depositary

 Receipts)                                                   450,000           44.944             2.13

BBC Brown Boveri Ltd, Class A

 (Switzerland)                                               47,957            55.621

Nokia Corp., Class A (Finland)                               480,000           33.713

Nokia Corp., Class A (American Depositary

 Receipts)                                                   968,000           67.518             1.52

Nokia Corp., Class K                                         460,000           32.309

Telefonaktiebolaget LM Ericsson, Class B

 (Sweden)                                                    2,519,600         62.147

Telefonaktiebolaget LM Ericsson, Class B,

rights, expire 10/27/95 /2/                                  2,519,600         2.944

Telefonaktiebolaget LM Ericsson, Class B                                                          1.08

 (American Depositary Receipts)                              1,200,000         29.400

Telefonaktiebolaget LM Ericsson, Class B

 (American Depositary Receipts), rights,

expire 10/26/95 /2/                                          1,200,000         1.382

Makita Corp. (Japan)                                         814,000           12.870             .15

General Electric Co. (USA)                                   200,000           12.750             .14

Hitachi, Ltd. (Japan)                                        900,000           9.788              .11







ENERGY SOURCES- 4.92%

Royal Dutch Petroleum Co. (New York

 Registered Shares) (Netherlands)                            613,000           75.246             .85

Anadarko Petroleum Corp. (USA)                               1,555,000         73.668             .84

TOTAL, Class B (France)                                      128,196           7.759

TOTAL, Class B (American Depositary                                                               .75

 Receipts)                                                   1,925,798         58.015

Unocal Corp. (USA)                                           1,550,000         44.175             .50

Repsol SA (Spain)                                            1,400,000         44.069             .50

Phillips Petroleum Co. (USA)                                 1,225,000         39.813             .45

NOVA Corp. of Alberta (Canada)                               4,500,000         35.633             .40

YPF SA, Class D (American Depositary

 Receipts) (Argentina)                                       1,200,000         21.600             .24

Broken Hill Proprietary Co. Ltd.

 (Australia)                                                 1,219,014         16.780             .19

British Petroleum Co. PLC (American

 Depositary Receipts) (United Kingdom)                       155,940           14.015             .16

Petrofina SA (Belgium)                                       12,600            3.907              .04







BEVERAGES & TOBACCO- 4.92%

Philip Morris Companies Inc. (USA)                           1,835,000         153.222            1.74

Seagram Co. Ltd. (Canada)                                    2,500,000         89.688             1.02

Heineken NV (Netherlands)                                    364,257           58.784             .67

LVMH MOET HENNESSY LOUIS VUITTON (FRANCE)                    220,000           41.511             .47

Guinness PLC (United Kingdom)                                3,700,000         30.191             .34

PepsiCo, Inc. (USA)                                          500,000           25.500             .29

Lion Nathan Ltd. (New Zealand)                               10,450,000        21.856             .25

American Brands, Inc. (USA)                                  300,000           12.675             .14







BANKING- 4.17%

Westpac Banking Corp. (Australia)                            16,326,389        66.113             .75

Citicorp (USA)                                               850,000           60.137             .68

BankAmerica Corp. (USA)                                      675,000           40.416             .46

Banco de Santander, SA (Spain)                               450,000           18.887

Banco de Santander, SA (American                                                                  .45

 Depositary Receipts)                                        500,000           20.812

Deutsche Bank AG (Germany)                                   751,410           35.785             .41

Svenska Handelsbanken Group (Sweden)                         1,400,000         24.233             .27

Republic New York Corp. (USA)                                370,000           21.645             .25

Sumitomo Bank, Ltd. (Japan)                                  895,000           17.305

Sumitomo Bank, Ltd., 3.125% convertible                                                           .24

 debentures 2004                                             $4,700,000        3.924

ABN AMRO Holding NV (Netherlands)                            418,240           17.319             .20

J.P. Morgan & Co. Inc. (USA)                                 142,100           10.995             .12

Istituto Mobiliare Italiano SpA

 (American Depositary Receipts) (Italy)                      520,000           9.490              .11

Chase Manhattan Bank, NA (USA)                               150,000           9.169              .10

Asahi Bank Ltd. (Japan)                                      670,000           7.287              .08

Bank of Montreal (Canada)                                    210,000           4.617              .05





CHEMICALS- 3.55%

Praxair, Inc. (USA)                                          2,579,300         68.996             .78

Georgia Gulf Corp. (USA)                                     1,975,000         68.138             .77

Ciba-Geigy Ltd. (Switzerland)                                69,000            55.344             .63

Sherwin-Williams Co. (USA)                                   775,000           27.125             .31

Valspar Corp. (USA)                                          554,100           21.194             .24

E.I. du Pont de Nemours and Co. (USA)                        240,000           16.500             .19

L'Air Liquide (France)                                       89,489            14.250             .16

Engelhard Corp. (USA)                                        413,100           10.482             .12

Solvay SA (Belgium)                                          16,600            8.839              .10

Sumitomo Chemical Co., Ltd. (Japan)                          1,730,000         7.544              .09

Bayer AG (Germany)                                           25,000            6.370              .07

BASF AG (Germany)                                            20,000            4.375              .05

Rhone-Poulenc SA (American Depositary

 Receipts) (France)                                          153,400           3.106              .04



MACHINERY & ENGINEERING- 3.40%

Mannesmann AG (Germany)                                      487,375           160.013            1.81

Caterpillar Inc. (USA)                                       1,960,000         111.475            1.26

Deere & Co. (USA)                                            260,000           21.158             .24

Parker Hannifin Corp. (USA)                                  200,000           7.600              .09







MULTI-INDUSTRY- 3.37%

Hutchison Whampoa Ltd. (Hong Kong)                           11,281,000        61.144             .69

Lend Lease Corp. Ltd. (Australia)                            3,889,796         54.837             .62

LTV Corp. (USA) /2/                                          3,000,000         42.000             .48

Hanson PLC (United Kingdom)                                  4,000,000         12.732

Hanson PLC (American Depositary                                                                   .46

 Receipts)                                                   1,730,000         28.113

Groupe Bruxelles Lambert SA (Belgium)                        182,000           24.188             .27

B.A.T Industries PLC (United Kingdom)                        2,711,122         22.556             .26

Swire Pacific Ltd., Class A (Hong Kong)                      1,930,000         15.292             .17

Incentive AB, Class A (Sweden)                               80,000            3.820

Incentive AB, Class B                                        165,000           7.925              .13

CITIC Pacific Ltd. (Hong Kong)                               3,600,000         10.874             .12

Canadian Pacific Ltd. (Canada)                               625,000           10.000             .11

Pacific Dunlop Ltd. (Australia)                              2,000,000         4.986              .06



ELECTRONIC COMPONENTS- 3.34%

Advanced Micro Devices, Inc. (USA) /2/                       2,325,000         67.716             .77

Micron Technology, Inc. (USA)                                605,000           48.098             .55

Intel Corp. (USA)                                            785,000           47.198             .54

Motorola, Inc. (USA)                                         600,000           45.825             .52

Analog Devices, Inc. (USA) /2/                               855,000           29.604             .34

SGS-THOMSON MICROELECTRONICS NV (NEW

 YORK REGISTERED SHARES) NETHERLANDS /2/                     565,000           27.473             .31

Seagate Technology (USA) /2/                                 650,000           27.381             .31





AUTOMOBILES- 2.98%

Ford Motor Co., Class A (USA)                                2,700,000         84.038             .95

Toyota Motor Corp. (Japan)                                   2,705,000         51.485             .58

Renault V.I. SA (France)                                     1,597,700         47.053             .53

Bayerische Motoren Werke AG (Germany)                        70,909            38.867

Bayerische Motoren Werke AG, preferred                                                            .53

 shares                                                      20,318            7.865

Daimler-Benz AG (Germany)                                    19,800            9.758

Daimler-Benz AG (American Depositary                                                              .17

 Receipts)                                                   110,000           5.459

General Motors Corp. (USA)                                   230,000           10.781             .12

Suzuki Motor Corp. (Japan)                                   800,000           8.620              .10





RECREATION & OTHER CONSUMER PRODUCTS-

 2.79%

THORN EMI PLC (United Kingdom)                               3,311,553         77.140             .87

PolyGram NV (New York Registered Shares)

 (Netherlands)                                               1,109,800         72.414             .82

Duracell International Inc. (USA)                            925,000           41.509             .47

Mattel, Inc. (USA)                                           1,200,000         35.250             .40

Eastman Kodak Co. (USA)                                      175,000           10.369             .12

Hasbro, Inc. (USA)                                           301,800           9.394              .11









FOOD & HOUSEHOLD PRODUCTS- 2.64%

Reckitt & Colman PLC (United Kingdom)                        6,975,000         72.542             .82

Nestle SA (Switzerland)                                      68,782            70.480             .80

GROUPE DANONE (FRANCE)                                       250,000           40.418             .46

Colgate-Palmolive Co. (USA)                                  400,000           26.650             .30

Unilever NV (Netherlands)                                    175,000           22.768             .26





INSURANCE- 1.74%

Internationale Nederlanden Groep NV

 (Netherlands)                                               1,268,486         73.711             .84

American International Group, Inc. (USA)                     516,562           43.908             .50

Munchener Ruckversicherungs-Gesellschaft

 (Germany)                                                   6,213             12.657

Munchener Ruckversicherungs-Gesellschaft,                                                         .20

 registered shares                                           3,000             5.422

CKAG Colonia Konzern (Germany)                               19,400            15.889

CKAG Colonia Konzern, preferred shares                       1,385             .824               .19

Yasuda Fire and Marine Insurance Co.,

 Ltd. (Japan)                                                200,000           1.289              .01





MERCHANDISING- 1.64%

Wal-Mart Stores, Inc. (USA)                                  2,300,000         57.212             .65

Ito-Yokado Co., Ltd. (Japan)                                 610,000           33.664             .38

Toys 'R' Us, Inc. (USA) /2/                                  1,100,000         29.700             .34

WHSmith Group PLC, Class A (United

 Kingdom)                                                    1,827,500         10.641             .12

Coles Myer Ltd. (Australia)                                  3,098,250         9.948              .11

Cifra, SA de CV, Class C (Mexico)                            2,854,800         3.314              .04



                                                                               .

DATA PROCESSING & REPRODUCTION- 1.50%

Sybase, Inc. (USA) /2/                                       1,613,800         51.843             .59

International Business Machines Corp.

 (USA)                                                       277,000           26.142             .30

Oracle Corp. (USA)/2/

 (formerly Oracle Systems Corp.)                             540,000           20.723             .24

Adobe Systems Inc. (USA)                                     175,000           9.056              .10

Apple Computer, Inc. (USA)                                   226,850           8.450              .10

Cisco Systems, Inc. (USA) /2/                                100,000           6.900              .08

Tandem Computers Inc. (USA) /2/                              340,000           4.165              .05

Novell, Inc. (USA) /2/                                       200,000           3.650              .04





LEISURE & TOURISM- 1.41%

Carnival Cruise Lines, Inc. (USA)                            2,000,000         48.000             .54

Walt Disney Co. (USA)                                        670,000           38.441             .44

Forte PLC (United Kingdom)                                   3,465,700         13.517             .15

Euro Disney SCA (France)                                     3,870,000         12.459

Euro Disney SCA, warrants, expire 2004 /2/                   1,028,142         0.457              .15

McDonald's Corp. (USA)                                       300,000           11.475             .13





INDUSTRIAL COMPONENTS- 1.33%

Compagnie Generale des Etablissements

 Michelin, Class B (France)                                  1,100,000         48.236             .55

Goodyear Tire & Rubber Co. (USA)                             1,120,000         44.100             .50

AB SKF, Class B (Sweden)                                     550,000           12.138             .14

Rockwell International Corp. (USA)                           170,000           8.033              .09

Orbital Engine Corp. Ltd. (American

 Depositary Receipts) (Australia) /2/                        466,133           4.020              .05





FOREST PRODUCTS & PAPER- 1.30%

Kymmene Corp.  (Finland)                                     995,000           30.749             .35

LOUISIANA-PACIFIC CORP. (USA)                                900,000           21.713             .25

Jefferson Smurfit Corp. (USA) /2/                            1,255,700         19.149             .22

Weyerhaeuser Co. (USA)                                       300,000           13.688             .16

ITT Rayonier Inc. (USA)                                      325,000           12.716             .14

International Paper Co. (USA)                                200,000           8.400              .10

Carter Holt Harvey Ltd. (New Zealand)                        3,100,000         7.218              .08





AEROSPACE & MILITARY TECHNOLOGY- 1.09%

Bombardier Inc., Class B (Canada)                            5,400,000         63.385             .72

Boeing Co. (USA)                                             250,000           17.063             .19

United Technologies Corp. (USA)                              160,000           14.140             .16

Litton Industries, Inc. (USA) /2/                            40,000            1.740              .02







METALS: NONFERROUS- 0.98%

Western Mining Corp. Holdings Ltd.

 (Australia)                                                 6,037,151         39.499             .45

Alcan Aluminium Ltd. (Canada)                                700,000           22.663             .26

Alumax Inc. (USA) /2/                                        426,000           14.378             .16

Teck Corp., Class B (Canada)                                 479,000           9.549              .11





METALS: STEEL- 0.87%

Companhia Vale do Rio Doce, ordinary

 nominative (Brazil)                                         4,800,000         1.169

Companhia Vale do Rio Doce, preferred                                                             .24

 nominative                                                  123,780,000       20.719

Armco Inc. (USA) /2/                                         3,000,000         19.500

Armco Inc., convertible preferred                            20,000            1.035              .23

USINOR SACILOR (FRANCE) /2/                                  1,000,000         17.782             .20

Ugine SA (France)                                            130,502           8.402              .10

Thyssen AG (Germany) /2/                                     25,000            4.839              .05

Koninklijke Nederlandsche Hoogovens en

 Staalfabrieken NV (Netherlands)                             100,000           3.991              .05





ENERGY EQUIPMENT- 0.85%

Schlumberger Ltd. (Netherlands Antilles)                     1,000,000         65.250             .74

Western Atlas Inc. (USA) /2/                                 200,000           9.475              .11





TRANSPORTATION: SHIPPING- 0.84%

NIPPON YUSEN KK (JAPAN)                                      6,600,000         39.015             .44

Bergesen d.y.AS, Class A (Norway)                            500,000           11.069

Bergesen d.y.AS, Class B                                     795,000           17.726             .33

Overseas Shipholding Group, Inc. (USA)                       300,000           5.962              .07



TRANSPORTATION: AIRLINES- 0.77%

Singapore Airlines Ltd. (Singapore)                          3,841,000         35.630             .40

British Airways PLC (United Kingdom)                         1,545,000         11.062

British Airways PLC (American Depositary                                                          .37

 Receipts)                                                   305,500           21.805





GOLD MINES- 0.77%

Placer Dome Inc. (Canada)                                    1,600,000         42.000             .48

BARRICK GOLD CORP. (CANADA)                                  1,000,000         25.875             .29





MISCELLANEOUS MATERIALS & COMMODITIES-

 0.76%

English China Clays PLC (United Kingdom)                     3,200,000         18.379             .21

Compagnie de Saint-Gobain (France)                           119,511           14.564             .16

Potash Corp. of Saskatchewan Inc.

 (Canada)                                                    200,000           12.450             .14

TRINOVA Corp. (USA)                                          250,000           8.438              .10

Cleveland-Cliffs Inc. (USA)                                  180,000           7.403              .08

Pilkington PLC (United Kingdom)                              2,000,000         6.275              .07





BUSINESS & PUBLIC SERVICES- 0.71%

WMX Technologies, Inc. (USA)                                 600,000           17.100             .19

Havas SA (France)                                            194,048           14.519             .16

Eurotunnel SA, units, comprised of one

 share of Eurotunnel SA ordinary and one

 share of Eurotunnel PLC ordinary

 (France) /2/                                                9,222,700         13.300             .15

Reuters Holdings PLC (American Depositary

 Receipts) (United Kingdom)                                  200,000           10.575             .12

Federal Express Corp. (USA) /2/                              100,000           8.300              .09





APPLIANCES & HOUSEHOLD DURABLES- 0.69%

Sony Corp. (Japan)                                           480,000           24.846             .28

AB Electrolux, Class B (Sweden)                              441,600           21.116             .24

Philips Electronics NV (Netherlands)                         300,000           14.637             .17







TRANSPORTATION: RAIL & ROAD-0.48%

CSX Corp. (USA)                                              500,000           42.062             .48





UTILITIES: ELECTRIC & GAS- 0.39%

Hongkong Electric Holdings Ltd.

 (Hong Kong)                                                 5,213,500         17.433             .20

VEBA AG (Germany)                                            340,450           13.516             .15

Hong Kong and China Gas Co. Ltd. (Hong

 Kong)                                                       2,401,800         3.868              .04





REAL ESTATE- 0.35%

Cheung Kong (Holdings) Ltd. (Hong Kong)                      3,500,000         19.061             .22

Sun Hung Kai Properties Ltd. (Hong Kong)                     840,000           6.818              .08

Hysan Development Co. Ltd. (Hong Kong)                       1,960,000         4.703              .05





ELECTRONIC INSTRUMENTS- 0.18%

Scitex Corp. Ltd. (Israel)                                   835,000           15.761             .18







BUILDING MATERIALS & COMPONENTS- 0.02%

CEMEX, SA, Class A (Mexico)                                  400,125           1.535              .02





MISCELLANEOUS- 0.00%

Other equity-type securities in initial

 period of acquisition                                                         244.893            2.78

                                                                               ----------         ------





TOTAL EQUITY-TYPE SECURITIES

 (cost:$5,236.241 million)                                                     7,344.813          83.30

                                                                               ----------         ------



                                                             Principal

                                                             Amount

Bonds                                                        (Millions)

---------------------------------------                      ----------



FRENCH GOVERNMENT- 0.04%

France O.A.T. 9.50% June 1998                                FF17.000          3.712              .04

                                                                               ----------         ------





TOTAL BONDS (cost: $2.657 million)                                             3.712              .04

                                                                               ----------         ------



TOTAL INVESTMENT SECURITIES (cost:

 $5,238.898 million)                                                           7,348.525          83.34

                                                                               ----------         ------



Short-Term Securities

------------------------------------------



CORPORATE SHORT-TERM NOTES- 13.32%

General Electric Capital Corp.

 5.64%-5.71% due 11/2-12/4/95                                $87.060           86.498             .98

Glaxo Wellcome plc 5.71%-5.74%

 due 10/17-11/13/95                                          79.000            78.701             .89

J.C. Penney Funding Corp. 5.69%-5.72%

 due 10/6-11/9/95                                            77.500            77.226             .88

Commerzbank U.S. Finance Inc. 5.69%-5.72%

 due 10/16-11/15/95                                          70.300            70.035             .79

AT&T Corp. 5.64%-5.69% due 10/2-10/27/95                     69.150            68.965             .78

Ford Credit Europe PLC 5.69%-5.72%

 due 10/12-11/16/95                                          68.700            68.439             .78

Eli Lilly and Co. 5.70%-6.50%

 due 10/2-12/7/95                                            64.650            64.351             .73

National Australia Funding (Delaware)

 Inc. 5.64%-5.73% due 10/18-11/29/95                         63.300            62.860             .71

American Express Credit Corp. 5.70%-5.73%

 due 10/19-11/9/95                                           60.500            60.169             .68

PepsiCo, Inc. 5.70% due 10/13-10/30/95                       49.500            49.343             .56

E.I. du Pont de Nemours and Co. 5.69%-5.70%

 due 10/17-10/24/95                                          48.000            47.846             .54

Central and South West Corp. 5.72%-5.73%

 due 10/10-11/8/95                                           47.900            47.678             .54

Commonwealth Bank of Australia 5.63%-5.65%

 due 11/21-11/30/95                                          45.000            44.585             .51

Daimler-Benz North America Corp.

 5.71%-5.73% due 10/4-10/19/95                               41.800            41.733             .47

Chevron Oil Finance Co. 5.70%-5.74%

 due 10/12-11/7/95                                           39.200            39.050             .44

Mobil Australia Finance Co., Inc.

 5.68%-5.69% due 10/3-10/26/95                               34.710            34.639             .39

Siemens Corp. 5.65%-5.72%

 due 10/18-11/21/95                                          30.600            30.409             .35

Toyota Motor Credit Corp. 5.64%-5.67%

 due 10/5-11/17/95                                           28.500            28.378             .32

ABN AMRO North America Finance Inc.

 5.65%-5.72% due 10/2-11/14/95                               26.000            25.891             .29

Exxon Imperial U.S. Inc. 5.70% due 10/23/95                  24.600            24.510             .28

Canada Bills 5.55%-5.62% due 11/1-12/6/95                    23.900            23.671             .27

Coca-Cola Co. 5.62%-5.70%

 due 10/12-11/17/95                                          23.500            23.372             .27

Halifax Building Society 5.68% due 10/31/95                  22.700            22.588             .26

Ford Motor Credit Co. 5.70% due 10/19/95                     20.000            19.939             .23

Abbey National North America 5.67%

 due 11/9/95                                                 18.500            18.382             .21

Barclays Bank of Canada 5.70%

 due 10/10/95                                                15.000            14.976             .17









CERTIFICATES OF DEPOSIT-2.04%



Canadian Imperial Bank of Commerce

5.73%-5.78% due 10/24-11/27/95                               65,000            64.998             .74

ABN AMRO Bank NV 5.75%-5.78%

 due 10/23-11/1/95                                           45,000            45.000             .51

Societe Generale 5.74% due 11/15-12/5/95                     45,000            44.996             .51

Abbey National Treasury Services PLC

 Eurocertificate 5.75% due 10/25/95                          15,000            14.999             .17

ABN-AMRO Bank NV Eurocertificate 5.76%

 due 10/25/95                                                10,000            10.000             .11



FEDERAL AGENCY DISCOUNT NOTES- 1.17%

Federal Home Loan Mortgage Corp.

 5.61%-5.62% due 11/6-11/10/95                               88.479            87.930             1.00

Federal National Mortgage Assn.

 5.61% due 11/3/95                                           15.000            14.922             .17

                                                                               ----------         ------



NON-U.S. GOVERNMENT SHORT-TERM NOTES- 0.17%

Netherlands 6.50% 4/15/96                                    NLG23.000         14.560             .17

                                                                               ----------         ------

TOTAL SHORT-TERM SECURITIES

 (cost: $1,467.468 million)                                                    1,471.639          16.70

Excess of payables over cash and

 receivables                                                                   3.164              .04

                                                                               ----------         ------



TOTAL SHORT-TERM SECURITIES AND NET CASH                                       1,468.475          16.66

                                                                               ----------         ------



NET ASSETS                                                                     $8,817.000         100.00%

                                                                               ==========         ======




/1/ Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

/2/ Non-income-producing securities

See Notes to Financial Statements


EQUITY-TYPE SECURITIES
APPEARING IN THE PORTFOLIO
SINCE MARCH 31, 1995

Alumax
Avon Products
Barrick Gold
Bergesen d.y.
Carnival Cruise Lines
Carter Holt Harvey
Chase Manhattan Bank
Cisco Systems
Colgate-Palmolive
Dow Jones & Co.
Duracell International
Georgia Gulf
Groupe Danone
Hitachi
Johnson & Johnson
Kymmene
Louisiana-Pacific
LTV
LVMH Moet Hennessy Louis Vuitton
Mattel
Nippon Yusen
Petrofina
SGS-THOMSON Microelectronics
Sybase
Telecommunicacoes Brasileiras
Telefonica de Argentina
Toys "R" Us
TRINOVA
Unocal
Usinor Sacilor
Viacom
Wal-Mart Stores
Weyerhaeuser
YPF


EQUITY-TYPE SECURITIES
ELIMINATED FROM THE PORTFOLIO
SINCE MARCH 31, 1995

Amoco
AMR
Banco Bilbao Vizcaya
BCE
China Light & Power
Fletcher Challenge
Imperial Oil
Lotus Development
Microsoft
Swiss Bank Corp.
Timken
Tokio Marine and Fire Insurance
TransCanada PipeLines
Volkswagen
Whirlpool


New Perspective Fund
Financial Statements

Statement of Assets and Liabilities                                                (dollars in

at September 30, 1995                                                              millions)

-------------------------------------                      ----------              -----------

Assets:

Investment securities at market

(cost: $5,238.898)                                                                 $7,348.525

Short-term securities

(cost: $1,467.468)                                                                 1,471.639

Cash                                                                               1.408

Receivables for-

Sales of investments                                       $5.872

Sales of fund's shares                                     22.013

Forward currency contracts                                 2.551

Dividends and accrued interest                             17.507                  47.943

                                                           ----------              -----------

                                                                                   8,869.515

Liabilities:

Payables for-

Purchases of investments                                   43.383

Repurchases of fund's shares                               3.984

Management services                                        3.117

Accrued expenses                                           2.031                   52.515

                                                           ----------              -----------

Net Assets at September 30, 1995-

Equivalent to $16.98 per share on

519,110,229 shares of $1 par value

capital stock outstanding (authorized

capital stock--600,000,000 shares)                                                 $8,817.000

                                                                                   ===========



Statement of Operations                                                            (dollars in

for the year ended September 30, 1995                                              millions)



-------------------------------------                      ----------              -----------

Investment Income:

Income:

Dividends                                                  $   128.996

Interest                                                   87.691                  $ 216.687

                                                           ----------

Expenses:

Management services fee                                    32.015

Distribution expenses                                      15.602

Transfer agent fee                                         7.497

Reports to shareholders                                    .801

Registration statement and prospectus                      .778

Postage, stationery and supplies                           1.211

Directors' and Advisory Board fees                         .281


Auditing and legal fees                                    .073

Custodian fee                                              2.384

Taxes other than federal

income tax                                                 .103

Other expenses                                             .042                    60.787

                                                           ----------              -----------

Net investment income                                                              155.900

                                                                                   -----------

Realized Gain and Unrealized

Appreciation on Investments:

Net realized gain                                                                  308.729

Net increase in unrealized

appreciation on investments                                840.974

Net unrealized appreciation on

open forward currency contracts                            2.551                   843.525

                                                           ----------              -----------

Net realized gain and unrealized appreciation

on investments                                                                     1,152.254

                                                                                   -----------

Net Increase in Net Assets Resulting

from Operations                                                                    $1,308.154

                                                                                   ===========







-------------------------------------                      ----------              -----------

Statement of Changes in Net Assets                         (dollars in

                                                           millions)

                                                           Year ended

                                                           September 30

                                                           1995                    1994

-------------------------------------                      ----------              -----------

Operations:

Net investment income                                      $155.900                $80.563

Net realized gain on investments                           308.729                 329.640

Net unrealized appreciation

on investments                                             843.525                 178.640

                                                           ----------              -----------

Net increase in net assets

resulting from operations                                  1,308.154               588.843

                                                           ----------              -----------



Dividends and Distributions Paid to

Shareholders:

Dividends from net investment income                       (105.752)               (59.900)

Distributions from net realized gain on

investments                                                (355.971)               (128.427)

                                                           ----------              -----------

Total dividends and distributions                          (461.723)               (188.327)

                                                           ----------              -----------



Capital Share Transactions:

Proceeds from shares sold: 136,794,997

and 119,000,193 shares, respectively                       2,129.286               1,798.198

Proceeds from shares issued in reinvestment

of net investment income dividends and

distributions of net realized gain on

investments: 30,235,980 and 11,574,470 shares,

respectively                                               432.534                 169.717

Cost of shares repurchased: 55,659,438

and 33,593,016 shares, respectively                        (869.751)               (506.668)

                                                           ----------              -----------



Net increase in net assets resulting from

capital share transactions                                 1,692.069               1,461.247

                                                           ----------              -----------



Total Increase in Net Assets                               2,538.500               1,861.763



Net Assets:

Beginning of year                                          6,278.500               4,416.737

                                                           ----------              -----------

End of year (including undistributed

net investment income: $96.071

and $45.923, respectively)                                 $8,817.000              $6,278.500

                                                           ==========              ===========


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1. New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

    Long-term and short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

    Investment securities and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,384,000 includes $205,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

    As of September 30, 1995, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $2,114,787,000, of which $2,280,553,000 related to appreciated
securities and $165,766,000 related to depreciated securities.     During the
year ended September 30, 1995, the fund realized, on a tax basis, a net capital gain of $306,883,000 on securities transactions. Net gains related to non-U.S. currency transactions of $4,685,000 were treated as ordinary income for federal income tax purposes. The capital gain distribution paid in December 1994 includes $1,267,000 of realized non-U.S. currency gains. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $6,705,378,000 at September 30, 1995.

3. The fee of $32,015,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.395% of such assets in excess of $6.5 billion.

    Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1995, distribution expenses under the Plan were $15,602,000. As of September 30, 1995, accrued and unpaid distribution expenses were $1,442,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $7,497,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $8,330,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.
 Directors and Advisory Board members of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1995, aggregate amounts deferred were $150,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.
4. As of September 30, 1995, accumulated undistributed net realized gain on investments was $272,771,000 and paid-in capital was $5,809,281,000.

    The fund made purchases and sales of investment securities, excluding short-term securities, of $2,511,035,000 and $1,322,647,000, respectively, during the year ended September 30, 1995.

    Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1995, such non-U.S. taxes were $13,148,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $2,154,000 for the year ended September 30, 1995.

    The fund purchases forward currency contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The fund's use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded at market value and reflect the extent of the fund's involvement in these financial instruments. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in non-U.S. exchange rates and securities values underlying these instruments. At September 30, 1995, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:


Non-U.S. Currency Sale Contracts

                                  Contract Amount                             U.S. Valuation at 9/30/95

                                                                                                Unrealized

                           Non-U.S.                   U.S.                Amount                Appreciation



Japanese Yen

 expiring 1/22/96          Yen 1,900,000,000          $22,023,879         $19,472,612           $2,551,267


--------


Per-Share Data and Ratios

                                              Year ended

                                              September

                                              30

                                              1995            1994         1993         1992           1991

                                              ------          ------       ------       -------        -------



Net Asset Value, Beginning of Year            $15.40          $14.21       $12.25       $11.77         $10.16

                                              ------          ------       ------       -------        -------

 Income from Investment Operations:

  Net investment income                       .31             .22          .17          .21            .29

   Net realized and unrealized gain

   on investments                             2.35            1.54         2.04         .71            2.05

                                              ------          ------       ------       -------        -------

   Total income from

 investment operations                        2.66            1.76         2.21         .92            2.34

                                              ------          ------       ------       -------        -------

 Less Distributions:

  Dividends from net

 investment income                            (.237)          (.173)       (.178)       (.24)          (.30)

  Dividends from net realized

 non-U.S. currency gains (1)                  (.003)          (.027)       (.022)       -              -

  Distributions from net

 realized gains                               (.840)          (.370)       (.050)       (.20)          (.43)

                                              ------          ------       ------       -------        -------

   Total distributions                        (1.08)          (.57)        (.25)        (.44)          (.73)

                                              ------          ------       ------       -------        -------

Net Asset Value, End of Year                  $16.98          $15.40       $14.21       $12.25         $11.77

                                              ======                       ======       =======        =======



Total Return(2)                               18.63%          12.61%       18.34%       8.04%          23.86%





Ratios/Supplemental Data:

  Net assets, end of

 year (in millions)                           $8,817          $6,279       $4,417       $3,082         $2,213

  Ratio of expenses to average

 net assets                                   .83%            .84%         .87%         .85%           .86%

  Ratio of net income to

 average net assets                           2.12%           1.48%        1.40%        1.82%          2.80%

  Portfolio turnover rate                     22.40%          25.33%       15.02%       6.43%          8.16%








(1) Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.

(2) This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

To the Board of Directors and Shareholders of New Perspective Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 1995, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Los Angeles, California

October 27, 1995

1995 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                     Dividends and Distributions per Share

                                              Dividends and Distributions per Share


To Shareholders        Payment Date           Dividends from      From Net Realized       From Net Realized
of Record                                     Net Investment      Short-Term Gains        Long-Term Gains
                                              Income

December 16, 1994      December 19, 1994      $0.16               -                       $0.84

June 2, 1995           June 5, 1995           $0.08               -                       -


The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended September 30, 1995 is $0.02936 on a per share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 15% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV AND OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

 (a) Financial Statements:

  Included in Prospectus - Part A
   Financial Highlights

  Included in Statement of Additional Information - Part B
   Investment Portfolio
   Statement of Assets and Liabilities
   Statement of Operations
   Statement of Changes in Net Assets
   Notes to Financial Statements
   Per Share Data and Ratios
   Report of Independent Accountants

 (b)  Exhibits:

  1. On file (see SEC file nos. 811-2333 and 2-47749).

  2. On file (see SEC file nos. 811-2333 and 2-47749).

  3. None.

  4. On file (see SEC file nos. 811-2333 and 2-47749).

  5. On file (see SEC file nos. 811-2333 and 2-47749).

  6. On file (see SEC file nos. 811-2333 and 2-47749).

  7. None.

  8. On file (see SEC file nos. 811-2333 and 2-47749).

  9. On file (see SEC file nos. 811-2333 and 2-47749).

  10. Not applicable to this filing.

  11. Consent of Independent Accountants.

  12. None.

  13. None.

  14. On file (see SEC file nos. 811-2333 and 2-47749).

  15. On file (see SEC file nos. 811-2333 and 2-47749).

  16. Updates to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

 None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

 As of October 31, 1995:

  Title of Class         Number of Record-Holders



  Capital Stock          728,218
($1.00 par value)



ITEM 27. INDEMNIFICATION.

         Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

     Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

     Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

     Section 2-418 further provides that indemnification provided for by
Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

         Article VI of the Articles of Incorporation of the fund provides that the fund shall indemnify directors or officers of the fund against certain actions, including expenses incurred except that "[N]othing  ......... shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office."

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

 None.

ITEM 29. PRINCIPAL UNDERWRITERS.

(A) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

ITEM 29.  PRINCIPAL UNDERWRITERS (CONT.)

(B)

      (1)                             (2)                    (3)
      Name and Principal              Positions and Offices   Positions and Offices
      Business Address                  with Underwriter         with Registrant



#     David A. Abzug                  Assistant Vice President   None



      John A. Agar                    Regional Vice President    None
       1501 N. University Drive
       Little Rock, AR 72207



      Robert B. Aprison               Regional Vice President    None
       2983 Brynwood Drive
       Madison, WI 53711



#     Richard Armstrong               Assistant Vice President   None



*     William W. Bagnard              Vice President             None



      Steven L. Barnes                Vice President             None
       8000 Town Line Avenue South
       Suite 204
       Minneapolis, MN 55438



      Michelle A. Bergeron            Regional Vice President    None
       1190 Rockmart Circle
       Kennesaw, GA  30144



      Joseph T. Blair                 Vice President             None
       27 Drumlin Road
       West Simsbury, CT 06092



      Ian B. Bodell                    Vice President            None
       3100 West End Avenue, Suite 870
       Nashville, TN 37215



      Michael L. Brethower            Vice President             None
       108 Hagan Court
       Georgetown, TX 78628



      C. Alan Brown                   Regional Vice President    None
       4619 McPherson Avenue
       St. Louis, MO  63108



*     Daniel C. Brown                 Senior Vice President      None
                                      and Director



@     J. Peter Burns                  Vice President             None



      Brian C. Casey                  Regional Vice President    None
       9508 Cable Drive
       Kensington, MD  20895



      Victor C. Cassato               Vice President             None
       999 Green Oaks Drive
       Littleton, CO  80121



      Christopher J. Cassin           Regional Vice President    None
       231 Burlington
       Clarendon Hills, IL 60514



      Denise M. Cassin                Regional Vice President    None
       1425 Vallejo, #203
       San Francisco, CA 94109



*     Larry P. Clemmensen             Treasurer and Director     None



*     Kevin G. Clifford               Senior Vice President      None



      Ruth M. Collier                 Vice President             None
       145 West 67th Street, Suite 12K
       New York, NY 10023



      Thomas E. Cournoyer             Vice President             None
       2333 Granada Boulevard
       Coral Gables, FL 33134



      Douglas A. Critchell            Vice President             None
       1101 Vermont Avenue, Suite 100
       Washington, DC  20005



%     Carl D. Cutting                 Vice President             None



      Michael A. Dilella              Vice President             None
       P.O. Box 661
       Ramsey, NJ 07446



      G. Michael Dill                 Senior Vice President      None
       3622 E. 87th Street
       Tulsa, OK  74137



      Kirk D. Dodge                    Vice President            None
       2617 Salisbury Road
       Ann Arbor, MI 48103



      Peter J. Doran                  Senior Vice President      None
       1205 Franklin Avenue
       Garden City, NY 11530



*     Michael J. Downer               Secretary                  None



      Robert W. Durbin                Vice President             None
       74 Sunny Lane
       Tiffin, OH 44883



&     Lloyd G. Edwards                Vice President             None



@     Richard A. Eychner              Vice President             None



*     Paul H. Fieberg                 Senior Vice President      None



      John Fodor                      Regional Vice President    None
       15 Latisquama Road
       Southborough, MA 01772



*     Mark P. Freeman, Jr             President and Director     None



      Clyde E. Gardner                Vice President             None
       Rt. 2, Box 3162
       Osage Beach, MO  65065



#     Evelyn K. Glassford             Vice President             None



      Jeffrey J. Greiner              Regional Vice President    None
       5898 Heather Glen Court
       Dublin, OH  43017



*     Paul G. Haaga, Jr.              Director                   None



      David E. Harper                 Vice President             None
       R.D 1, Box 210, Rte. 519
       Baptistown, NJ 08825



      Ronald R. Hulsey                Regional Vice President    None
       6744 Avalon
       Dallas, TX 75214



*     Robert L. Johansen              Vice President and Controller   None



*     Victor J. Kriss, Jr.            Senior Vice President      None



      Arthur J. Levine                Vice President             None
       12558 Highlands Place
       Fishers, IN 46038



#     Karl A. Lewis                   Assistant Vice President   None



      T. Blake Liberty                Regional Vice President    None
       12585-E East Tennessee Circle
       Aurora, CO 80012



#     Heather A. Maier                Assitant Vice President -  None
                                      Institutional Investment
                                      Services Divison



      Stephen A. Malbasa              Regional Vice President    None
       13405 Lake Shore Blvd.
       Cleveland, OH 44110



      Steven M. Markel                Senior Vice President      None
       5241 South Race Street
       Littleton, CO 80121



*     John C. Massar                  Senior Vice President      None



*     E. Lee McClennahan               Senior Vice President     None



      Laurie B. McCurdy               Regional Vice President    None
       6008 E. Anderson Drive
       Scottsdale, AZ 85255



&     John V. McLaughlin              Senior Vice President      None



      Terry W. McNabb                 Vice President             None
       2002 Barrett Station Road
       St. Louis, MO 63131



*     R. William Melinat              Vice President - Institutional   None
                                      Investment Services Division



      David R. Murray                 Regional Vice President    None
       25701 S.E. 32nd Place
       Issaquah, WA 98027



      Stephen S. Nelson               Vice President             None
       7215 Trevor Road
       Charlotte, NC 28226



*     Barbara G. Nicholich            Assistant Vice President - None
                                      Institutional Investment
                                      Services Division



      William E. Noe                  Regional Vice President    None
       304 River Oaks Road
       Brentwood, TN 37027



      Peter A. Nyhus                  Regional Vice President    None
       3084 Wilds Ridge Court
       Prior Lake, MN 55372



      Eric P. Olson                   Regional Vice President    None
       62 Park Drive
       Glenview, IL 60025



      Fredric Phillips                Regional Vice President    None
       32 Ridge Avenue
       Newton Centre, MA 02159



#     Candance D. Pilgrim             Assistant Vice President   None



      Carl S. Platou                  Regional Vice President    None
       4021 96th Avenue, SE
       Mercer Island, WA 98040



*     John O. Post, Jr.               Vice President             None



      Steven J. Reitman               Vice President             None
       212 The Lane
       Hinsdale, IL  60521



      Brian A. Roberts                Regional Vice President    None
       12025 Delmahoy
       Charlotte, NC 28277



*     George L. Romine                Vice President - Institutional   None
                                      Investment Services Division



      George S. Ross                  Vice President             None
       55 Madison Avenue
       Morristown, NJ 07962



*     Julie D. Roth                   Vice President             None



      Douglas F. Rowe                 Regional Vice President    None
       30309 Oak Tree Drive
       Georgetown, TX 78628



*     Christopher Rowey               Regional Vice President    None



      Dean B. Rydquist                Vice President             None
       1080 Bay Pointe Crossing
       Alpharetta, GA 30202



      Richard R. Samson               Vice President            None
       4604 Glencoe, Ave., No. 4
       Marina del Rey, CA 90292



      Joe D. Scarpitti                Regional Vice President   None
       25760 Kensington Drive
       Westlake, OH 44145



*     R. Michael Shanahan             Chairman of the Board     None



      David W. Short                  Senior Vice President     None
       1000 RIDC Plaza, Suite 212
       Pittsburgh, PA  15238



*     Victor S. Sidhu                 Vice President - Institutional   None
                                      Investment Services Division



      William P. Simon, Jr.           Vice President            None
       554 Canterbury Lane
       Berwyn, PA 19312



*     John C. Smith                   Assistant Vice President,  None
                                      Institutional Investment
                                      Services Division



#     Mark S. Smith                   Senior Vice President      None
                                      and Director



*     Mary E. Smith                   Assistant Vice President,    None
                                      Institutional Investment Services
                                      Division


      Rodney G. Smith                 Regional Vice President     None
       2350 Lakeside Blvd., #850
       Richardson, TX 75082



      Nicholas D. Spadaccini          Regional Vice President     None
       855 Markley Woods Way
       Cincinnati, OH 45230



      Daniel S. Spradling             Senior Vice President       None
       4 West Fourth Avenue, Suite 406
       San Mateo, CA 94402



      Craig R. Strauser               Regional Vice President     None
       17040 Summer Place
       Lake Oswego, OR 97035



      Francis N. Strazzeri            Regional Vice President     None
       31641 Saddletree Drive
       Westlake Village, CA 91361



#     James P. Toomey                 Assistant Vice President    None



&     Christopher E. Trede            Assistant Vice President    None



      George F. Truesdail             Vice President              None
       400 Abbotsford Court
       Charlotte, NC 28270



      Scott W. Ursin-Smith            Regional Vice President     None
       606 Glenwood Avenue
       Mill Valley, CA  94941



@     Andrew J. Ward                  Vice President              None



*     David M. Ward                   Assistant Vice President -  None
                                      Institutional Investment
                                      Services Division



      Thomas E. Warren                Regional Vice President      None
       4001 Crockers Lake Blvd., #1012
       Sarasota, FL 34238



#     J. Kelly Webb                   Senior Vice President        None



      Gregory J.Weimer                Regional Vice President      None
       125 Surrey Drive
       Canonsburg, PA  15317



#     Timothy W. Weiss                Director                     None



**    N. Dexter Williams              Vice President               None



      Timothy J. Wilson               Regional Vice President      None
       113 Farmview Place
       Venetia, PA 15367



*     Marshall D. Wingo               Senior Vice President        None



*     Robert L. Winston               Senior Vice President and    None
                                      Director



      William R. Yost                 Regional Vice President      None
       9320 Overlook Trail
       Eden Prairie, MN 55347



      Janet M. Young                  Regional Vice President      None
       1616 Vermont
       Houston, TX 77006


_______________________

* Business Address, 333 South Hope Street, Los Angeles, CA  90071

** Business Address, four Embarcadero Center, Suite 1000, San Francisco, CA
94111

# Business Address, 135 South State College Blvd., Brea, CA  92621.

% Business Address, 8000 IH-10, Suite 1400, San Antonio, TX  78230

& Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN  46240

@ Business Address, 5300 Robin Hood Road, Norfolk, VA  23513

(C) None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92621.

     Records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 8000 IH-10, Suite 1400, San Antonio, TX 78230, 8332
Woodfield Crossing Blvd., Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513.

     Records covering portfolio transactions are also maintained and kept by the Custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York, 10081.

ITEM 31. MANAGEMENT SERVICES.

 None.

ITEM 32. UNDERTAKINGS.

     (c) As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.


                            SIGNATURE OF REGISTRANT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 27th day of November, 1995.

                                     NEW PERSPECTIVE FUND, INC.

                                     By /s/ Walter P. Stern
                                     (Walter P. Stern, Chairman of the Board)
 Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on November 27, 1995, by the following persons in the capacities indicated.

       SIGNATURE                              TITLE



(1)    Principal Executive Officer:


       /s/ Gina H. Despres                     President

       (Gina H. Despres)



(2)    Principal Financial Officer and

       Principal Accounting Officer:

        /s/ Steven N. Kearsley                Treasurer

       (Steven N. Kearsley)



(3)    Directors:



       Elisabeth Allison*                     Director

       David I. Fisher*                       Director

       Robert A. Fox*                         Director

       Alan Greenway*                         Director

       Koichi Itoh*                           Director

       William H. Kling*                      Director

       Jon B. Lovelace                        Vice Chairman and Director

       John G. McDonald*                      Director

       William I. Miller*                     Director

       Donald E. Petersen*                    Director

       James W. Ratzlaff                      Director


       /s/ Walter P. Stern
       (Walter P. Stern)                      Chairman of the Board


*By /s/ Vincent P. Corti
 (Vincent P. Corti, Attorney-in-Fact)

     Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

 /s/ Michael J. Downer
 (Michael J. Downer)